SECURITY AND PURCHASE AGREEMENT



                            LAURUS MASTER FUND, LTD.







                        RELIANT HOME WARRANTY CORPORATION








                            Dated as of June 8, 2006



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
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                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----


1.       General Definitions and Terms; Rules of Construction.....................................................1

2.       Agreement to Sell and Purchase...........................................................................2

3.       Closing, Delivery and Payment............................................................................3

4.       Secured Revolving Loan Facility..........................................................................3

5.       Repayment of the Loans...................................................................................5

6.       Procedure for Loans......................................................................................5

7.       Interest and Payments....................................................................................5

8.       Security Interest........................................................................................8

9.       Conditions Precedent to All Advances.....................................................................8

10.      Conditions Precedent to First Advance....................................................................9

11.      Representations and Warranties of  Company and Eligible Subsidiary......................................10

12.      Representations, Warranties and Covenants Concerning the Collateral.....................................14

13.      Payment of Accounts.....................................................................................16

14.      Letter of Credit........................................................................................17

15.      Collection and Maintenance of Collateral................................................................17

16.      Inspections and Appraisals..............................................................................18

17.      Financial Reporting.....................................................................................18

18.      Additional Representations and Warranties...............................................................19

19.      Company's Representations and Warranties................................................................28

20.      Covenants...............................................................................................29

21.      Company's Covenants.....................................................................................33

22.      Further Assurances......................................................................................35

23.      Representations, Warranties and Covenants of Laurus.....................................................35

24.      Power of Attorney.......................................................................................38

25.      Term of Agreement.......................................................................................39

26.      Termination of Lien.....................................................................................39

27.      Discharge...............................................................................................39

28.      Events of Default.......................................................................................39

29.      Remedies................................................................................................42

30.      Waivers.................................................................................................42

31.      Expenses................................................................................................42

                                                           i

32.      Assignment By Laurus....................................................................................43

33.      No Waiver; Cumulative Remedies..........................................................................43

34.      Application of Payments.................................................................................43

35.      Indemnity...............................................................................................43

36.      Revival.................................................................................................44

37.      Notices.................................................................................................44

38.      Governing Law, Jurisdiction and Waiver of Jury Trial....................................................45

39.      Judgment Currency.......................................................................................46

40.      Limitation of Liability.................................................................................47

41.      Entire Understanding; Maximum Interest..................................................................47

42.      Severability............................................................................................47

43.      Survival................................................................................................47

44.      Captions................................................................................................48

45.      Counterparts; Telecopier Signatures.....................................................................48

46.      Construction............................................................................................48

47.      Publicity...............................................................................................48

48.      Joinder.................................................................................................48

49.      Legends.................................................................................................48

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                                                             ii

                         SECURITY AND PURCHASE AGREEMENT

         This Security and Purchase Agreement is made as of June 8, 2006 by and among Laurus Master Fund, Ltd., a Cayman Islands corporation ("Laurus"), and Reliant Home Warranty Corporation, a corporation incorporated under the laws of the State of Florida (the "Company"), as borrower, and Reliant Home Mortgage Canada Inc., a corporation incorporated under the laws of Canada, as guarantor ("Reliant Canada").

                                   BACKGROUND
                                   ----------

         The Company has  authorized  the sale to Laurus of a Secured  Revolving
Note in the aggregate principal amount of Twenty Five Million Dollars in lawful money of the United States (US$ 25,000,000) (as amended, modified or supplemented from time to time, the "Secured Revolving Note").

         The Company wishes to issue a warrant to Laurus to purchase up to 36,128,286 shares of the Company's Common Stock (subject to adjustment as set forth therein) (the "Warrant") in connection with the Purchaser's purchase of the Secured Revolving Note;

         The Company desires to issue and sell the Secured Revolving Note and the Warrant.

                                    AGREEMENT
                                    ---------

         NOW,   THEREFORE,   in   consideration  of  the  mutual  covenants  and
undertakings and the terms and conditions contained herein, the parties hereto agree as follows:

1.       General Definitions and Terms; Rules of Construction.

         (a) General Definitions. Capitalized terms used in this Agreement shall have the meanings assigned to them in Annex A.

         (b) Accounting Terms. Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with GAAP, and all financial computations shall be computed, unless specifically provided herein, in accordance with GAAP, consistently applied.

         (c) Rules of Construction. All Schedules, Addenda, Annexes and Exhibits hereto or expressly identified to - this Agreement are incorporated herein by reference and taken together with this Agreement constitute but a single agreement. The words "herein", "hereof" and "hereunder" or other words of similar import refer to this Agreement as a whole, including the Exhibits, Addenda, Annexes and Schedules thereto, as the same may be from time to time amended, modified, restated or supplemented, and not to any particular section, subsection or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. The term "or" is not exclusive. The term "including" (or any form thereof) shall not be limiting or exclusive. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references in this Agreement or in the Schedules, Addenda, Annexes and Exhibits to this Agreement to sections, schedules, disclosure schedules, exhibits, and attachments shall refer to the corresponding sections, schedules, disclosure schedules, exhibits, and attachments of or to this Agreement. All references to any instruments or agreements, including references to any of this Agreement or the Ancillary Agreements shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

         (d) Currency. All principal, interest and other amounts owing under this Agreement and any Ancillary Agreements, that, in accordance with their terms, are to be paid in cash shall be paid in US dollars. All amounts denominated in other currencies shall be converted in the US dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. "Exchange Rate" means, in relation to any amount of currency to be converted into US dollars pursuant to this Agreement and any Ancillary Agreements, the US dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

2.       Agreement to Sell and Purchase.
         -------------------------------

         (a) Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date the Company agrees to sell to Laurus, and Laurus hereby agrees to purchase from the Company, (i) a note in the aggregate principal amount of US$25,000,000 evidencing a revolving facility in accordance with the terms of the Secured Revolving Note and this Agreement. The purchase of the Secured
              Revolving Note on the Closing Date shall be known as the "Offering". A form of the Secured Revolving Note is annexed hereto as Exhibit "A". The Secured Revolving Note will mature on the Maturity Date (as defined in each Secured Revolving Note). Collectively, (a) the Warrant, (b) the Common Stock issuable upon exercise of the Warrant and (c) the Secured Revolving Note are referred to collectively as the "Securities".

         (b) The Company hereby acknowledges and agrees that the advance and availability of the revolving loan of US$25,000,000 by Laurus to the Company pursuant to the Secured Revolving Note shall be subject to the conditions precedent set forth in the Secured Revolving Note and herein having been met to the satisfaction of Laurus in its sole discretion.

         (c) On the Closing Date, the Company will also issue and deliver to Laurus a warrant to purchase up to 36,128,286 shares of Common Stock in connection with the Offering (as amended, modified or supplemented from time to time, the "Warrant") pursuant to Section 2 hereof. A form of Warrant is annexed hereto as Exhibit "B". All the representations, covenants, warranties, undertakings, indemnification and other rights made or granted to or for the benefit of Laurus by the Company are hereby also made and granted in respect of the Warrant and shares of the Company's Common Stock issuable upon exercise of the Warrant (the "Warrant Shares").

3.       Closing, Delivery and Payment.
         ------------------------------

         (a) Closing. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "Closing"), shall take place on the date hereof, at such time or place as the Company and Laurus may mutually agree (such date is hereinafter referred to as the "Closing Date").

         (b) Delivery. On the Closing Date, the Company will deliver to Laurus, among other things, a Secured Revolving Note in the form attached as Exhibit "A" representing a maximum aggregate principal amount of US$25,000,000 and a Warrant in the form attached as Exhibit "B" in Laurus' name representing the right to acquire the Warrant Shares. Pursuant to the Escrow Agreement, on the Closing Date, Laurus will deliver to the Company an overadvance set forth in the Disbursement Letter by certified funds or wire transfer in a principal amount not to exceed US$1,056,767.61 (the "Initial Overadvance"). On the First Advance Date, Laurus will deliver to the Company the amount set forth in the First Advance Disbursement Letter by certified funds or wire transfer.

4.       Secured Revolving Loan Facility.

         (a)   Loans.

               (i) In connection with the Secured Revolving Note and subject to the terms and conditions set forth herein and in the Ancillary Agreements, Laurus may make loans (the "Loans") to the Company from time to time during the period from the First Advance Date up to the Maturity Date (as defined in the Secured Revolving Note)(the "Term") which, in the aggregate at any time outstanding, will not exceed the lesser of (x) (I) the Capital Availability Amount minus
                      (II) such reserves as Laurus may in its commercially reasonable good faith judgment deem proper and necessary from time to time, including, without limitation, a reserve in an amount determined by Laurus in its sole discretion, to insure against the pending litigation against the Company (formerly, Dialex Minerals, Inc.)
                      with, among others Boardwalk Creation Ltd., Douglas Budden, Gordon Leliever, Better North and Frank Puskas (the "Reserves") and (y) an amount equal to (I) the Mortgage Availability minus (II) the Reserves. The amount derived at any time from Section 4(a)(i)(y)(I) minus 4(a)(i)(y)(II) shall be referred to as the "Formula Amount". The Company shall execute and deliver to Laurus on the Closing Date, the Secured Revolving Note evidencing the aggregate principal amount of the Capital Availability Amount.

               (ii) Notwithstanding the foregoing, the Company acknowledges that with the exception of the Initial Overadvance, the Loans described above shall not be made available by Laurus to the Company until such time as the Company has satisfied the conditions precedent set out in Section 9 hereto and in the Secured Revolving Note.

               (iii) Notwithstanding the limitations set forth above, if requested by the Company, Laurus retains the right to lend to the Company from time to time such amounts in excess of such limitations as Laurus may determine in its sole discretion.

               (iv) The Company acknowledges that the exercise of Laurus' discretionary rights hereunder may result during the Term in one or more increases or decreases in the advance percentages used in determining Mortgage Availability and the Company hereby consents to any such increases or decreases which may limit or restrict advances requested by the Company.

               (v) Subject to applicable laws, if any interest, fees, costs or charges payable to Laurus hereunder are not paid when due, the Company shall thereby be deemed to have requested, and Laurus is hereby authorized at its discretion to make and charge to the Company's account, a Loan as of such date in an amount equal to such unpaid interest, fees, costs or charges.

               (vi) If the Company and/or any of the Eligible Subsidiaries at any time fails to perform or observe any of the covenants contained in this Agreement or any Ancillary Agreement, Laurus may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Company and/or any of the Eligible Subsidiaries (or, at Laurus' option, in Laurus' name) and may, but need not, take any and all other actions which Laurus may deem necessary to cure or correct such failure (including the payment of taxes, the satisfaction of Liens, the performance of obligations owed to Consumer Borrowers, lessors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments). The amount of all monies expended and all costs and expenses (including attorneys' fees and legal expenses) incurred by Laurus in connection with or as a result of the performance or observance of such agreements or the taking of such action by Laurus shall be charged to the Company's account as a Loan and added to the Obligations. To facilitate Laurus' performance or observance of such covenants by the Company and/or any of the Eligible Subsidiaries, the Company and each Eligible Subsidiary hereby irrevocably appoints Laurus, or Laurus' delegate, acting alone, as the Company's and each Eligible Subsidiary's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Company and/or each Eligible Subsidiary any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Company and/or each Eligible Subsidiary.

               (vii) Laurus will account to the Company monthly with a statement of all Loans and other advances, charges and payments made pursuant to this Agreement, and such account rendered by Laurus shall be deemed final, binding and conclusive unless Laurus is notified by the Company in writing to the contrary within thirty (30) days of the date each account was rendered specifying the item or items to which objection is made.

               (viii) During the Term,  the Company may borrow and prepay  Loans in accordance with the terms and conditions hereof and the Secured Revolving Note. The Initial Overadvance may be prepaid but may not be re-borrowed.

5.       Repayment of the Loans.
         -----------------------

         The Company (a) may prepay the Obligations from time to time in accordance with the terms and provisions of the Secured Revolving Note (and
Section 25 hereof if such prepayment is due to a termination of this Agreement);
(b) shall repay the principal amount of the Initial Overadvance in accordance with the Amortization Schedule attached as Schedule "A", (c) shall repay on the Maturity Date (as defined in the Secured Revolving Note) (i) the then aggregate outstanding principal balance of the Loans together with accrued and unpaid interest, fees and charges; and (ii) all other amounts owed to Laurus under this Agreement and the Ancillary Agreements; and (d) subject to Section 4(a)(iii), shall repay on any day on which the then aggregate outstanding principle balance of the Loans is in excess of the Formula Amount at such time, Loans in an amount equal to such excess. Any payments of principal, interest, fees or any other amounts payable hereunder or under any Ancillary Agreement shall be made prior to 12:00 noon (New York time) on the due date thereof in immediately available funds.

6.       Procedure for Loans.
         --------------------

         The Company may by written notice request a borrowing of Loans prior to 12:00 noon (New York time) on the Business Day of its request to incur, on the next Business Day, a Loan. Together with each request for a Loan (or at such other intervals as Laurus may request), Company shall deliver to Laurus a Borrowing Base Certificate in the form of Exhibit "C" attached hereto, which shall be certified as true and correct by the Chief Executive Officer or Chief Financial Officer of Company together with all supporting documentation relating thereto. All Loans shall be disbursed from whichever office or other place Laurus may designate from time to time and shall be charged to the Company's account on Laurus' books. The proceeds of each Loan made by Laurus shall be made available to the Company on the Business Day following the Business Day so requested in accordance with the terms of this Section 6 by way of credit to the applicable Company's operating account maintained with such bank as the Company designated to Laurus. Any and all Obligations due and owing hereunder may be charged to the Company's account and shall constitute Loans.

7.       Interest and Payments.
         ----------------------

         (a)   Interest.

               (i) Except as modified by Section 7(a)(iii) below, the Company shall pay interest at the Contract Rate on the unpaid principal balance of each Loan until such time as such Loan is collected in full in good funds in dollars of the United States of America.

               (ii) Interest and payments shall be computed on the basis of actual days elapsed in a year of 360 days. At Laurus' option, Laurus may charge the Company's account for said interest in accordance with the Secured Revolving Note.

               (iii) Effective upon the occurrence of any Event of Default and for so long as any Event of Default shall be continuing, the Contract Rate shall automatically be increased as set forth in the Secured Revolving Note (such increased rate, the "Default Rate"), and all outstanding Obligations, including unpaid interest, shall continue to accrue interest from the date of such Event of Default at the Default Rate applicable to such Obligations.

               (iv) In no event shall the aggregate interest payable hereunder exceed the maximum rate permitted under any applicable law or regulation, as in effect from time to time (the
                      "Maximum Legal Rate"), and if any provision of this Agreement or any Ancillary Agreement is in contravention of any such law or regulation, interest payable under this Agreement and each Ancillary Agreement shall be computed on the basis of the Maximum Legal Rate (so that such interest will not exceed the Maximum Legal Rate).

               (v) The Company shall pay principal, interest and all other amounts payable hereunder, or under any Ancillary Agreement, without any deduction whatsoever, including any deduction for any set-off or counterclaim.

         (b)    Taxes
                -----

               (i) Any and all payments by the Company hereunder, including any amounts received on redemption of the Secured Revolving Note and any amounts on account of interest or deemed interest, shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on net income or franchise taxes of Laurus by the jurisdiction in which such person is organized or has its principal office (all such non-excluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually, "Taxes"). If the Company shall be required to deduct any Taxes from or in respect of any sum payable hereunder to Laurus, (i) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7) Laurus shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law.

               (ii) In addition, the Company agrees to pay to the relevant governmental authority in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Loan ("Other Taxes"). The Company shall deliver to Laurus official receipts, if any, in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes or other evidence of payment reasonably acceptable to Laurus.

               (iii) The obligations of the Company under this Section 7(b) shall survive the termination of this Agreement and the payment of the Secured Revolving Note and all other amounts payable hereunder.

      (c)      Payments; Certain Closing Conditions.
               -------------------------------------

               (i) Subject to the terms of Section 7(c)(ii) below, the Company shall pay to Laurus Capital Management, LLC, the investment manager of the Purchaser ("LCM"), a non-refundable servicing payment in an amount equal to 3.6% of the aggregate principal amount of the Secured Revolving Note. The foregoing payment is referred to herein as the "Servicing Payment." The parties acknowledge that the Servicing Payment is a reasonable estimate of the expenses that LCM will incur in monitoring and servicing the Secured Revolving Note, and the Servicing Payment is intended to enable LCM to defray such expenses.

               (ii) The Company shall reimburse the Purchaser for its reasonable expenses (including legal fees and expenses) incurred in connection with the entering into of this Agreement and the Ancillary Agreements, and expenses incurred in connection with the Purchaser's due diligence review of the Company and its Subsidiaries and all related matters. Amounts required to be paid under this Section 7(c) will be paid on the Closing Date and shall be [$_________] for such expenses referred to in this Section 7(c).

               (iii) The Servicing Payment and the expenses referred to in the preceding clause (ii) (net of deposits previously paid by the Company) shall be paid at closing out of funds held pursuant to the Escrow Agreement and the Disbursement Letter.

               (iv) Overadvance Payment. Without affecting Laurus' rights hereunder in the event the Loans exceed the Formula Amount (each such event, an "Overadvance"), all such Overadvances, including the Initial Overadvance, shall bear interest at an annual rate equal to two percent (2%) of the amount of such Overadvances for each month or portion thereof such amounts shall be outstanding and in excess of the Formula Amount.

               (v) Financial Information Default. Without affecting Laurus' other rights and remedies, in the event the Company fails to deliver the financial information required by Section 17 on or before the date required by this Agreement, the Company shall pay Laurus an aggregate fee in the amount of US$500.00 per week (or portion thereof) for each such failure until such failure is cured to Laurus' satisfaction or waived in writing by Laurus. Such fee shall be charged to the Company's account upon the occurrence of each such failure.

               (vi) The Company shall pay all costs and expenses (including legal fees and expenses) incurred in connection with the preparation and delivery of (x) the Closing Certificate and (y) the Risk Management Certificate.

8.       Security Interest.
         ------------------

         (a) To secure the prompt payment to Laurus of the Obligations relating to the Secured Revolving Note, each of the Company and the Eligible Subsidiaries promises to assign, pledge, hypothecate and grant to Laurus a continuing security interest in and Lien upon all of the Collateral. All of each of the Company's and the Eligible Subsidiaries' Books and Records relating to the Collateral shall, until delivered to or removed by Laurus, be kept by each of the Company and the Eligible Subsidiaries in trust for Laurus until all Obligations relating to the Secured Revolving Note have been paid in full. Each confirmatory assignment schedule or other form of assignment hereafter executed by the Company and the Eligible Subsidiaries, or any one of them, shall be deemed to include the foregoing grant, whether or not the same appears therein.

         (b) Each of the Company and the Eligible Subsidiaries hereby (i) authorizes Laurus to file any financing statements, continuation statements or amendments thereto and any other documents necessary to perfect the security.

         (c) Each of the Company and the Eligible Subsidiaries hereby grants to Laurus an irrevocable, non-exclusive license (exercisable upon the termination of this Agreement due to an occurrence and during the continuance of an Event of Default without payment of royalty or other compensation to the Company) to use, transfer, license or sublicense any
                  Intellectual Property now owned, licensed to, or hereafter acquired by the Company or by an Eligible Subsidiary, as the case may be, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof, and represents, promises and agrees that any such license or sublicense is not and will not be in conflict with the contractual or commercial rights of any third Person; provided, that such license will terminate on the termination of this Agreement and the payment in full of all Obligations under the Secured Revolving Note.

9.       Conditions Precedent to All Advances.
         ------------------------------------

         The following conditions precedent shall be met by the Company in form and substance satisfactory to Laurus, in its sole discretion, prior to any and all Advances:

         (a) The Company shall post a letter of credit in favour of Laurus in an amount equal to 3% of the amount of such Advance to be drawn upon by Laurus in accordance with Section 14 hereof.

         (b) receipt by Laurus of the closing certificate in the form attached hereto as Exhibit "E" (the "Closing Certificate");

         (c) receipt by Laurus of the risk management certificate in the form attached hereto as Exhibit "F" (the "Risk Management Certificate");

         (d) receipt by Laurus of the bring down certificate in the form attached hereto as Exhibit "G" (the "Bring Down Certificate");

         (e) evidence of mortgage insurance for each Mortgage showing Laurus as first loss payee from Brit Insurance Holdings, Plc (or such other insurer accepted by Laurus in writing as may be selected by the Company) in the form of Exhibit "H" (the "Mortgage Insurance").

         (f) Reliant Canada shall deliver the following to Laurus in connection with each Mortgage Loan:

                  (i) a beneficial assignment of Mortgage and Mortgage Loan Documents given by the Reliant Canada to Laurus in the form attached as Exhibit "I" (the "Beneficial Assignment"); and

                  (ii) an acknowledgment and direction re: Beneficial Assignment executed by the Trustee and Reliant Canada in the form attached hereto as Exhibit "J" (the "Acknowledgement and Direction")

and upon delivery or confirmation thereof, as the case may be, Laurus shall make the First Advance available to the Company.

10.      Conditions Precedent to First Advance.
         --------------------------------------

The following conditions precedent shall be met by the Company in form and substance satisfactory to Laurus, in its sole discretion, prior to the First Advance Date:

         (a) Laurus shall have received in form and substance satisfactory to Laurus, confirmation that Laurus has a first priority security interest over all of the personal property and assets of the Company and each of the Eligible Subsidiaries in respect of which Laurus shall take a security interest pursuant to Section 8 hereof;

         (b)      All  Ancillary   Agreements   shall  have  been  executed  and
                  delivered by the Company, the Eligible Subsidiaries and Kevin Hamilton to Laurus dated as of the date hereof;

         (c) Laurus shall have received confirmation that there has been no Material Adverse Effect in respect of the Company and the Eligible Subsidiaries as of the date hereof;

         (d)      Laurus  shall  have  received   confirmation  that  any  other
                  conditions of advance set forth herein have been satisfied by the Company and the Eligible Subsidiaries;

         (e) Laurus shall have received confirmation that no Event of Default has occurred or is continuing.

11.       Representations and Warranties of Company and Eligible Subsidiary
          -----------------------------------------------------------------

         Each of the Company and each of the Eligible Subsidiaries represents and warrants (each of which such representations and warranties shall be deemed repeated upon the making of each request for a Loan and made as of the time of each and every Advance hereunder). On the date of each Advance and, upon the date of each Advance, the Company and Eligible Subsidiaries shall provide Laurus with a Bring Down Certificate confirming the truth and accuracy as at the date of such Advance of such representations and warranties:

         (a) All representations and warranties in Sections 12 and 18 continue to be true and correct and the conditions precedent in Sections 10(a) through (d) continue to be met.

         (b) Ownership of Mortgage Loan. Reliant Canada has good and marketable beneficial title to, and is the sole beneficial owner of, the Mortgage Loan. The Trustee has good and marketable registered title to and is the sole registered owner of the Mortgage Loan. Reliant Canada has full right, power and authority to assign its beneficial interest in the Mortgage Loan to Laurus free and clear of any and all Encumbrances. Upon completion of the Beneficial Assignment contemplated herein, Reliant Canada will have validly and effectively conveyed, transferred and assigned to Laurus all of its beneficial interest in and to the Mortgage Loan free and clear of any Encumbrance. The Beneficial Assignment (i) is not prohibited by either the Mortgage or the Mortgage Loan Documents and (ii) does not require Reliant Canada to obtain any approval or consent from a Governmental Authority that has not been obtained.

         (c) Lien; Valid Assignment. The Mortgage constitutes a valid, binding and, subject to the exceptions set forth in paragraph
                  (e) below, enforceable first priority lien upon the related Mortgaged Property, prior to all other Encumbrances, except for: (i) liens for real property taxes only if same are not yet due or payable; (ii) registered easements, rights of way, restrictive covenants and servitudes and other similar rights in land granted to, reserved or taken by any Governmental Authority or public utility, or any registered subdivision or development, servicing, site plan or other similar agreement with any Governmental Authority or public utility, none of which materially interferes with the security intended to be provided by the Mortgage, the current principal use of the related Mortgaged Property or the value of the Mortgaged Property; (iii) any minor title defects or irregularities, none of which materially interferes with the security intended to be provided by the Mortgage, the current principal use of the related Mortgaged Property or the value of the Mortgaged Property; (iv) any subsisting reservations, limitations, provisos, conditions or exceptions, including royalties, contained in the original grant of the lands from the Crown, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the value of the Mortgaged Property; (v) such other Encumbrances (general and specific) permitted by the related Mortgage Loan documents or identified as exceptions and exclusions in the applicable title insurance policy (or, if not yet issued, referred to in a pro forma title policy or commitment, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the value of the Mortgaged Property (the foregoing terms (i) through (v) being herein referred to as the "Permitted Encumbrances". The Beneficial Assignment is a valid, binding and, subject to the exceptions set forth in paragraph (e) below, enforceable assignment thereof from Reliant Canada and the beneficial acknowledgement by the Trustee of such assignment is a valid, binding and, subject to the exceptions set forth in paragraph (e) below, enforceable beneficial acknowledgement.

         (d) Title Insurance. The Mortgaged Property is covered by a lender's title insurance policy substantially in the form attached hereto as Exhibit "D" (the "Title Policy") in the original principal amount of the Mortgage insuring that the Mortgage is a valid first priority lien on such Mortgaged
                  Property, subject only to Permitted Encumbrances (or a pro forma title policy or commitment on which the required premium has been paid which evidences that such Title Policy will be issued). Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect and all premiums thereon have been paid. The Trustee is named as the insured on the Title Policy. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. The Title Policy contains no exclusion for, or it affirmatively insures, (i) access to a public road, (ii) that there are no material encroachments of any part of the improvements on the Mortgaged Property over easements, which encroachments could reasonably be expected to materially interfere with the use of the Mortgaged Property or materially impair the value of the Mortgaged Property (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), and (iii) that the Mortgaged Property complies with applicable zoning by-laws and ordinances or constitutes a legal non-conforming use or structure. The Title Insurance Policy materially complies with the form of title insurance policy attached to the Security and Purchase Agreement as Exhibit "D".

         (e) Loan Document Status. The Mortgage and the Mortgage Loan Documents executed by or on behalf of the Consumer Borrower, Reliant Canada and/or the Trustee are legal, valid and binding obligations of the maker thereof, enforceable in accordance with its terms, subject to the following qualifications and reservations: (i) the enforceability of the Mortgage and Mortgage Loan Documents may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity, and there is no valid defense, counterclaim or right of offset or recission available to the related Reliant Canada with respect to such Mortgage or other agreements; and (ii) no representation or warranty is made as to the validity or enforceability of any provision of any document requiring payment of a prepayment premium in any circumstances where the mortgagee has taken any steps to accelerate payment of a Mortgage Loan or has otherwise resorted to its security.

         (f)      Taxes  and  Assessments.  There  are no  delinquent  taxes  or
                  assessments  or  other   outstanding   charges  affecting  the
                  Mortgaged Property.

         (g)      Bankruptcy.  The Consumer Borrower is not, to Reliant Canada's
                  knowledge,   a  debtor  in  any   bankruptcy   or   insolvency
                  proceeding.

         (h) Equity Interest. No Mortgage Loan is automatically convertible into an equity ownership interest in the related Mortgaged Property or the related Consumer Borrower.

         (i) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation.

         (j) Legal Proceedings. To Reliant Canada's knowledge, there are no pending actions, suits or proceedings by or before any court or Governmental Authority against or affecting the Consumer Borrower under the Mortgage Loan or the Mortgaged Property. To Reliant Canada's knowledge, neither Reliant Canada nor the Trustee has received any notice from any Governmental Authority of any material violation of any Applicable Laws, licenses or permits which would have a material adverse effect on the Mortgaged Property.

         (k) Other Mortgage Liens. No Mortgage Loan permits the related Mortgaged Property to be encumbered by any subordinate secured financing. As of origination of the Mortgage Loan, the Mortgaged Property was not encumbered by any liens or financing that were subordinate to the liens of the Mortgage.

         (l) No Mechanic's Liens. As of the date of origination of the Mortgage Loan, (i) the Mortgaged Property was free and clear of any and all construction, mechanic's and/or materialmen's liens registered on title to the related Mortgaged Property, and (ii) to Reliant Canada's knowledge, no rights are outstanding that under law could give rise to any such lien.

         (m) Compliance with Usury Laws. The Mortgage Loan complies with all Applicable Laws and other requirements pertaining to usury in effect at its date of origination. To Reliant Canada's knowledge, the Mortgage Loan is in material compliance with all other Applicable Laws in effect at its date of origination.

         (n) Licenses and Permits. The Consumer Borrower is in possession of all material licenses, permits and authorizations required by Applicable Laws for the ownership and operation of the related Mortgaged Property.

         (o)      Cross-collateralization.    The    Mortgage    Loan   is   not
                  cross-collateralized or cross-defaulted.

         (p) Fixed Rate Loans. The Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of the Mortgage Loan and is repayable in blended instalments of principal and interest based on the amortization described in the Mortgage Loan Documents.

         (q)      Default. Pursuant to the terms of the Mortgage, no party other
                  than  the   Trustee  may  declare  any  event  of  default  or
                  accelerate the related indebtedness under such Mortgage.

         (r) Delivery of Mortgage File. Reliant Canada has delivered or shall deliver within 2 Business Days of the Advance the registered Mortgage and all of the Mortgage Loan Documents to the Trustee.

         (s) Insurance. As at the origination of the Mortgage Loan, all improvements upon the Mortgaged Property ---------- were insured by a fire and extended perils insurance policy containing either a stated amount co-insurance endorsement or a waiver of any co-insurance provisions, so as to avoid the application of co-insurance. At origination, the policy named the Trustee as first loss payee, and contained a mortgagee endorsement in the form approved by the Insurance Bureau of Canada. At origination of the Mortgage Loan, Reliant Canada had the policy of insurance placed by the Consumer Borrower reviewed by an experienced, independent third party insurance consultant, whose report confirmed that insurance was in place to meet all material requirements of the Mortgage. The Consumer Borrower has covenanted in the Mortgage and in the Mortgage Loan Documents that it will, during the continuance of the Mortgage, keep the Mortgaged Property so insured. Under the terms of the Mortgage, any related insurance proceeds will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the Trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon.

         (t) No Fraud in Origination. To Reliant Canada's knowledge, in the origination of the Mortgage Loan, neither Reliant Canada nor any employee of Reliant Canada or any parent or subsidiary of Reliant Canada or entity related to Reliant Canada, engaged in any fraud or intentional material misrepresentation with respect to the Mortgage Loan or the Mortgaged Property or any guarantor of a Mortgage Loan.

         (u) Compliance with Underwriting Guidelines. With respect to the Mortgage Loan, the underwriting practices and guidelines utilized by Reliant Canada comply in all material respects with the underwriting guidelines of Brit Insurance Holdings, PLC and Servicer in effect at the time of the origination of the Mortgage Loan.

         (v) Compliance with Sample Closing Documents. The Mortgage shall be for a term of no greater than 5 years and the Mortgage and the Mortgage Loan Documents are in all material respects identical to the sample closing documents attached to the Security and Purchase Agreements as Exhibit "K" (as may be amended from time to time by Laurus in its sole discretion upon notice to the Company, the "Sample Closing Documents").

12.       Representations, Warranties and Covenants Concerning the Collateral.
          --------------------------------------------------------------------

         Each of the Company and each of the Eligible Subsidiaries represents, warrants (each of which such representations and warranties shall be deemed repeated upon the making of each request for a Loan and made as of the time of each and every Advance hereunder) and covenants as follows:

         (a) all of the Collateral (i) is owned by it free and clear of all Liens (including any claims of infringement) except those in Laurus' favour and Permitted Liens and (ii) is not subject to any agreement prohibiting the granting of a Lien or requiring notice of or consent to the granting of a Lien.

         (b) it shall not encumber, mortgage, pledge, assign or grant any Lien in any Collateral or any other assets to anyone other than Laurus and except for Permitted Liens.

         (c) the Liens granted pursuant to this Agreement, upon completion of the filings and other actions listed on Schedule 12(c) (which, in the case of all filings and other documents referred to in said Schedule, have been delivered to Laurus in duly executed form) constitute valid perfected security interests in all of the Collateral in favour of Laurus as security for the prompt and complete payment and performance of the Obligations, enforceable in accordance with the terms hereof against any and all of its creditors and purchasers and such security interest is prior to all other Liens in existence on the date hereof.

         (d) no effective security agreement, mortgage, deed of trust, financing statement, hypothec, prior claim, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is or will be on file or of record in any public office, except those relating to Permitted Liens.

         (e) it shall not dispose of any of the Collateral whether by sale, lease or otherwise except for the sale of Inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out Equipment having an aggregate fair market value of not more than US$25,000 and only to the extent that (i) the proceeds of any such disposition are used to acquire replacement Equipment which is subject to Laurus' first priority security interest or are used to repay Loans or to pay general corporate expenses, or (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations.

         (f) it shall not transfer any of the Collateral to Reliant Home Mortgage Solutions (Canada) Inc. ("Reliant Solutions") and it shall not allow Reliant Solutions to conduct any active business or possess any material assets or property.

         (g) it shall place notations upon its Books and Records and any of its financial statements to disclose Laurus' Lien in the Collateral.

         (h) if it retains possession of any Chattel Paper or Instrument with Laurus' consent, upon Laurus' request such Chattel Paper and Instruments shall be marked with the following legend:
                  "This writing and obligations evidenced or secured hereby are subject to the security interest of Laurus Master Fund, Ltd.". Notwithstanding the foregoing, upon the reasonable request of Laurus, such Chattel Paper and Instruments shall be delivered to Laurus.

         (i) it shall perform in a reasonable time all other steps requested by Laurus to create and maintain in Laurus' favour a valid perfected first Lien in all Collateral subject only to Permitted Liens.

         (j)      it shall notify Laurus  promptly and in any event within three
                  (3) Business Days after obtaining knowledge thereof (i) of any event or circumstance that, to its knowledge, would cause Laurus to consider any then existing Mortgage as no longer constituting an Eligible Mortgage; (ii) of any material delay in its performance of any of its obligations to any Account Debtor; (iii) of any assertion by any Account Debtor of any material claims, offsets or counterclaims; (iv) of any allowances, credits and/or monies granted by it to any Account Debtor; (v) of all material adverse information relating to the financial condition of an Account Debtor; (vi) of any material return of goods; and (vii) of any material loss, damage or destruction of any of the Collateral.

         (k)      all  Eligible  Mortgages  (i)  represent  complete  bona  fide
                  transactions   which   require  no   further   act  under  any
                  circumstances on its part to make such Mortgages payable by the Account Debtors, (ii) are not subject to any present, future contingent offsets or counterclaims, and (iii) do not represent bill and hold sales, consignment sales, guaranteed sales, sale or return or other similar understandings or obligations of any Affiliate or Subsidiary of the Company or of the Eligible Subsidiaries, as the case may be. If the then aggregate outstanding principle balance of the Loans is in excess of the Formula Amount it will not make, any agreement with any Account Debtor for any extension of time for the payment of any Account, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance for prompt or early payment allowed by it in the ordinary course of its business consistent with historical practice and as previously disclosed to Laurus in writing.

         (l) it shall keep and maintain its Equipment in good operating condition, except for ordinary wear and tear, and shall make all necessary repairs and replacements thereof so that the value and operating efficiency shall at all times be maintained and preserved. It shall, using commercially reasonable efforts, not permit any such items to become a Fixture to real estate or accessions to other personal.

         (m) it shall maintain and keep all of its Books and Records concerning the Collateral at its executive offices listed in Schedule "M".

         (n) it shall maintain and keep the tangible Collateral at the addresses listed in Schedule "M", provided, that it may change such locations or open a new location, provided that it provides Laurus at least thirty (30) days prior written notice of such changes or new location and (ii) prior to such change or opening of a new location where Collateral having a value of more than US$50,000 will be located, it executes and delivers to Laurus such agreements deemed reasonably necessary or prudent by Laurus, including mortgagee agreements and warehouse agreements, each in form and substance satisfactory to Laurus, to adequately protect and maintain Laurus' security interest in such Collateral.

         (o) Schedule "B" lists all banks and other financial institutions at which it maintains deposits and/or other accounts, and such Schedule correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account, and the complete account number. It shall not establish any depository or other bank account with any financial institution (other than the accounts set forth on Schedule "B") without Laurus' prior written consent.

         (p) Upon a default or event of default pursuant to the Mortgage or any of the Mortgage Loan Documents which continues for a period of 5 calendar days, it shall enforce such Mortgage (the "Delinquent Mortgage") and such Mortgage Loan Documents and proceed with all remedies thereunder and under all Applicable Laws as would a prudent mortgagee.

         (q)      It shall not transfer  any of its assets to Reliant  Insurance
                  SCC.

         (r) The aggregate value of the Mortgaged Properties shall not be less than 95% of the aggregate amount of the Mortgage Loans outstanding.

         (s) The aggregate amount of the monthly payments due under the outstanding Mortgage Loans shall be equal to or greater than the monthly interest payments due to Laurus pursuant to the Secured Revolving Note.

13.      Payment of Accounts.
         --------------------

         (a) The Company and each Eligible Subsidiary will irrevocably direct all of its present and future Consumer Borrowers and other Persons obligated to make payments constituting Collateral to make such payments directly to the lockboxes maintained by the Company and the Eligible Subsidiaries (the "Lockboxes") with The Bank of Nova Scotia or such other financial institution accepted by Laurus in writing as may be selected by the Company (the "Lockbox Bank") pursuant to the terms of the certain agreements among one or more of the Company, the Eligible Subsidiaries, Laurus and/or the Lockbox Bank dated as of May 31, 2006 (or on such later date as may be determined by Laurus in its sole discretion). Any proceeds obtained in connection with the enforcement of any Mortgage Loan and any proceeds payable pursuant to the Mortgage Insurance shall be deposited in the Lockbox. On or prior to the Closing Date, the Company shall and shall cause the Lockbox Bank to enter into all such documentation acceptable to Laurus pursuant to which, among other things, the Lockbox Bank agrees to: (a) sweep the Lockbox on a daily basis and deposit all checks received therein to an account designated by Laurus in writing and (b) comply only with the instructions or other directions of Laurus concerning the Lockbox. All of the Company's and the Eligible Subsidiaries' invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account of the Company or an Eligible Subsidiary or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox or such other address as Laurus may direct in writing. If, notwithstanding the instructions to Consumer Borrowers,, the Company or an Eligible Subsidiary receives any payments, the Company or an Eligible Subsidiary shall immediately remit such payments to Laurus in their original form with all necessary endorsements. Until so remitted, the Company or an Eligible Subsidiary shall hold all such payments in trust for and as the property of Laurus and shall not commingle such payments with any of its other funds or property.

         (b) On or prior to the Closing Date, the Company and each Eligible Subsidiary shall and shall cause the Lockbox Bank to enter into a blocked account agreement in form and substance satisfactory to Laurus, with respect to each operating bank account set out on Schedule B hereto.

         (c) At Laurus' election, following the occurrence of an Event of Default which is continuing, Laurus may notify the Company's and/or the Eligible Subsidiaries' Consumer Borrowers of Laurus' security interest in the Mortgages, collect them directly and charge the collection costs and expenses thereof to Company's account.

14.      Letter of Credit.
         -----------------

         The Company shall post a letter of credit in an amount equal to three percent (3%) of the face value of each Mortgage in favour of Laurus (the "Letter of Credit"). In the event that Servicer fails to securitize one or more Mortgages at less than 100% of the face value of the Mortgages on an aggregate basis, Laurus shall be entitled to draw on the Letter of Credit in an amount equal to the difference between 100% of the face value of the Mortgages and the dollar value received by Servicer upon the sale of such Mortgages.

15.      Collection and Maintenance of Collateral.
         -----------------------------------------

         (a) Laurus may verify the Company's and the Eligible Subsidiaries' Mortgage Loans from time to time, but not more often than once every three (3) months, unless an Event of Default has occurred and is continuing, utilizing an audit control company or any other agent of Laurus.

         (b) Payment pursuant to the Mortgage Loans received by Laurus will be deemed received on the Business Day after Laurus' receipt of such proceeds in good funds in dollars of the United States of America to an account designated by Laurus. Any amount received by Laurus after 12:00 noon (New York time) on any Business Day shall be deemed received on the next Business Day.

         (c) As Laurus receives the proceeds of such Mortgage Loans of the Company and the Eligible Subsidiaries, it shall (i) apply such proceeds, as required, to amounts outstanding under the Secured Revolving Note, and (ii) remit all such remaining proceeds (net of interest, fees and other amounts then due and owing to Laurus hereunder) to the Company (for the benefit of the Company) upon request (but no more often than twice a week). Notwithstanding the foregoing, following the occurrence and during the continuance of an Event of Default, Laurus, may apply such proceeds to the Obligations in such order as Laurus shall elect.

16.      Inspections and Appraisals.
         ---------------------------

         At all times during normal business hours, Laurus, and/or any agent of Laurus shall have the right at the Company's expense and accompanied by a representative of the Company to (a) have access to, visit, inspect, review, evaluate and make physical verification and appraisals of the Company's and the Eligible Subsidiaries' properties and the Collateral, (b) inspect, audit and copy (or take originals if necessary) and make extracts from the Company's and the Eligible Subsidiaries' Books and Records, including management letters prepared by the Accountants, and (c) discuss with the Company's and the Eligible Subsidiaries' directors, principal officers, and independent accountants, the Company's business, assets, liabilities, financial condition, results of operations and business prospects. The Company and the Eligible Subsidiaries will deliver to Laurus any instrument necessary for Laurus to obtain records from any service bureau maintaining records for the Company and the Eligible Subsidiaries. If any internally prepared financial information, including that required under this Section is unsatisfactory in any manner to Laurus, Laurus may request that the Accountants review the same.

17.      Financial Reporting.
         --------------------

         The Company will deliver, or cause to be delivered, to Laurus each of the following, which shall be in form and detail acceptable to Laurus:

         (a) As soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Company, the Company's audited financial statements with a report of its auditors, SF Partnership, LLP or such other independent certified public accountants of recognized standing selected by the Company and acceptable to Laurus (the "Accountants"), which annual financial statements shall be without qualification, except as set out in Schedule "C", and shall include the Company's balance sheet as at the end of such fiscal year and the related statements of the Company's income, retained earnings and cash flows for the fiscal year then ended, prepared, on a consolidating and consolidated basis to include all Affiliates and Subsidiaries of the Company including, without limitation, the Eligible Subsidiaries, all in reasonable detail and prepared in accordance with GAAP, together with (i) if and when available, copies of any management letters prepared by the Accountants; and (ii) a certificate of the Company's President, Chief Executive Officer or Chief Financial Officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer to the best of his knowledge or belief of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

         (b) As soon as available and in any event within forty five (45) days after the end of each quarter, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of the Company as at the end of and for such quarter and for the year to date period then ended, prepared, on a consolidating and consolidated basis to include all Affiliates and Subsidiaries of the Company, including without limitation, the Eligible Subsidiaries, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end adjustments and accompanied by a certificate of the Company's President, Chief Executive Officer or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

         (c) Within thirty (30) days after the end of each month (or more frequently if Laurus so requests), agings of the Company's and the Eligible Subsidiaries' Mortgages Loans, unaudited trial balances and their accounts payable and a calculation of the Company's and the Eligible Subsidiaries' Accounts, and
                  Eligible Mortgages provided, however, that if Laurus shall request the foregoing information more often than as set forth in the immediately preceding clause, the Company shall have thirty (30) days from each such request to comply with Laurus' demand; and

         (d) Promptly after (i) the filing thereof, copies of the Company's quarterly and annual filings with the SEC, and (ii) the issuance thereof, copies of such financial statements, reports and proxy statements as the Company shall send to its stockholders.

18.      Additional Representations and Warranties.
         ------------------------------------------

         Each of the Company and the Eligible Subsidiaries hereby represents and warrants to Laurus as follows:

         (a) Organization, Good Standing and Qualification. It and each of its Subsidiaries is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. It and each of its Subsidiaries has the corporate, limited liability company or partnership, as the case may be, power and authority to own and operate its properties and assets and, insofar as it is or shall be a party thereto, to (i) execute and deliver this Agreement and the Ancillary Agreements, (ii) to issue the Secured Revolving Note (with respect to the Company only), (iii) to issue the Warrant and the Warrant Shares (with respect to the Company only), and to (iv) carry out the provisions of this Agreement and the Ancillary Agreements and to carry on its business as presently conducted. It and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in all jurisdictions in which the nature or location of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not had, or could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (b) Subsidiaries. Each of its direct and indirect Subsidiaries, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth in Schedule "D".

         (c)      Capitalization; Voting Rights.

                  (i) The authorized capital of the Company, as of the date hereof, consists of 100,000,000 Common Shares, of which 86,019,782 are issued and outstanding. The authorized capital of Reliant Canada, as of the date hereof, consists of an unlimited number common shares, of which 76,000,000 are issued and outstanding.

                  (ii) Except as disclosed on Schedule "E", other than: (i) the shares reserved for issuance under its stock option plans; and (ii) shares which may be issued pursuant to this Agreement and the Ancillary Agreements, there are no outstanding options, warrants, rights (including conversion or pre-emptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from it of any of its securities. Except as disclosed on Schedule "E", the offer or issuance of the Warrant, or the issuance of any of the Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

                  (iii) All of its issued and outstanding shares: (i) have been duly authorized and validly issued and are fully paid and non-assessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

                  (iv) The rights, preferences, privileges and restrictions of its shares are as stated in its Articles of Incorporation (the "Articles"). The Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company's Articles, the Securities will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances;
                         provided, however, that the Securities may be subject to restrictions on transfer under applicable securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

         (d) Authorization; Binding Obligations. All corporate action (including their respective officers and directors) necessary for the authorization of this Agreement and the Ancillary Agreements, the performance of all of its obligations hereunder and under the Ancillary Agreements on the Closing Date and, the authorization, issuance and delivery of the Secured Revolving Note and the Warrant has been taken or will be taken prior to the Closing Date. This Agreement and the Ancillary Agreements, when executed and delivered and to the extent it is a party thereto, will be its valid and binding obligations enforceable against each such Person in accordance with their terms, except:

                  (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

                  (ii)   general   principles   of  equity  that   restrict  the
                         availability of equitable or legal remedies.

                  The issuance of the Secured Revolving Note is not and will not be subject to any pre-emptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not and will not be subject to any pre-emptive rights or rights of first refusal that have not been properly waived or complied with.

         (e) Liabilities. It does not have any liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any Exchange Act Filings.

         (f) Agreements; Action. Except as set forth on Schedule "F", or as disclosed in any Exchange Act Filings:

                  (i) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which it is a party or to its knowledge by which it is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, it or any in excess of US$50,000 (other than obligations of, or payments to, it arising from purchase or sale agreements entered into in the ordinary course of business, or payments by it to its employees, lawyers, officers, and accountants); or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from it (other than licenses arising from the purchase of "off the shelf" or other standard products); or (iii) provisions restricting the development, manufacture or distribution of its products or services; or (iv) indemnification by it with respect to infringements of proprietary rights.

                  (ii) Since March 31, 2006 (the "Balance Sheet Date"), it has not: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations) individually in excess of US$50,000 or, in the case of indebtedness and/or liabilities individually less than US$50,000, in excess of US$100,000 in the aggregate;
                         (iii) made any loans or advances to any Person not in excess, individually or in the aggregate, of US$100,000, other than ordinary advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its Inventory in the ordinary course of business.

                  (iii)  For the  purposes of  subsections  (i) and (ii) of this
                         Section 18(f), all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same Person
                         (including Persons it has reason to believe are affiliated therewith thereof) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

                  (iv) It makes and keeps books, records, and accounts, that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets. It maintains internal control over financial reporting ("Financial Reporting Controls") designed by, or under the supervision of, its principal executive and principal financial officers, and effected by its board of directors, management, and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that:

                         (1) transactions are executed in accordance with management's general or specific authorization;

                         (2) unauthorized acquisition, use, or disposition of the its assets that could have a material effect on the financial statements are prevented or timely detected;

                         (3) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that its receipts and expenditures are being made only in accordance with authorizations of the its management and board of directors;

                         (4)    transactions   are   recorded  as  necessary  to
                                maintain accountability for assets; and

                         (5) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

                  (g) Obligations to Related Parties. Except as set forth on Schedule "G", it has no obligations to its officers, directors, stockholders or employees other than:

                         (i) for payment of salary for services rendered and for bonus payments;

                         (ii) reimbursement for reasonable expenses incurred on its behalf;

                         (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by its Board of Directors); and

                         (iv) obligations listed in its financial statements or disclosed in any of its Exchange Act Filings.

         Except as described above or set forth on Schedule "G", none of its officers, directors or, to the best of its knowledge, key employees or stockholders or any members of their immediate families, are indebted to it, individually or in the aggregate, in excess of US$50,000 or have any direct or indirect ownership interest in any Person with which it is affiliated or with which it or any has a business relationship, or any Person which competes with it, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with it. Except as described above, none of its officers, directors or stockholders, or any member of their immediate families, is, directly or indirectly, interested in any material contract with it and no agreements, understandings or proposed transactions are contemplated between it and any such Person. Except as set forth on Schedule "G", it is not a guarantor or indemnitor of any indebtedness of any other Person.

         (h) Changes. Since the Balance Sheet Date, except as disclosed in any Schedule to this Agreement or to any of the Ancillary Agreements, there has not been:

                         (i) any change in its business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects, which, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect;

                         (ii) any resignation or termination of any of its officers, key employees or groups of employees;

                         (iii) any material change, except in the ordinary course of business, in its contingent obligations by way of guaranty, endorsement, indemnity, warranty or otherwise;

                         (iv) any damage, destruction or loss, whether or not covered by insurance, which has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                         (v) any waiver by it of a valuable right or of a material debt owed to it;

                         (vi) any direct or indirect material loans made by it to any of its stockholders, employees, officers or directors, other than advances made in the ordinary course of business;

                         (vii)  any   material   change   in  any   compensation
                                arrangement or agreement with any employee, officer, director or stockholder;

                         (viii) any  declaration  or payment of any  dividend or
                                other distribution of its assets;

                         (ix)   any labour organization activity related to it;

                         (x) any debt, obligation or liability incurred, assumed or guaranteed by it, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

                         (xi)   any  sale,   assignment   or   transfer  of  any
                                Intellectual   Property   or  other   intangible
                                assets;

                         (xii) any change in any material agreement to which it is a party or by which either it is bound which, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                         (xiii) any other event or  condition  of any  character
                                that, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

                         (xiv) any arrangement or commitment by it to do any of the acts described in subsection (i) through
                                (xiii) of this Section 18(h).

                  (i) Title to Properties and Assets; Liens, Etc. Except as set forth on Schedule "H", it has good and marketable title to its respective properties and assets, and good title to its leasehold interests, in each case subject to no Lien, other than Permitted Liens. All facilities, Equipment, vehicles and other properties owned, leased or used by it are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule "H", it is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

                  (j)    Intellectual Property.

                         (i) It owns or possesses sufficient legal rights to all Intellectual Property necessary for their respective businesses as now conducted and, to its knowledge as presently proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to its Intellectual Property, nor is it bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other Person other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

                         (ii) It has not received any communications alleging that it has violated any of the Intellectual Property or other proprietary rights of any other Person, nor is it aware of any basis therefor.

                         (iii) It does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by it, except for inventions, trade secrets or proprietary information that have been rightfully assigned to it.

                  (k) Compliance with Other Instruments. It is not in violation or default of (x) any term of its Articles or Bylaws, or (y) any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement and the Ancillary Agreements to which it is a party, and the issuance of the Secured Revolving Note and the other Securities each pursuant hereto and thereto (with respect to the Company only), will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any Lien upon any of its properties or assets or the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to it, its businesses or operations or any of their assets or properties.

                  (l) Litigation. Except as set forth on Schedule "I", there is no action, suit, proceeding or investigation pending or, to its knowledge, currently threatened against it that prevents it from entering into this Agreement or the Ancillary Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or could result in any change in its current equity ownership, nor is it aware that there is any basis to assert any of the foregoing. It is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by it currently pending or which it intends to initiate.

                  (m) Tax Returns and Payments. It has timely filed all tax returns (federal, provincial, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by it on or before the Closing Date, have been paid or will be paid prior to the time they become delinquent. Except as set forth on Schedule "J", it has not been advised:

                         (i) that any of its returns, federal, provincial, state, provincial or other, have been or are being audited as of the date hereof; or

                         (ii)   of any  adjustment,  deficiency,  assessment  or
                                court   decision  in  respect  of  its  federal,
                                provincial, state or other taxes.

                         It has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

                  (n) Employees. Except as set forth on Schedule "K" it has not any collective bargaining agreements with any of its employees. There is no labour union organizing activity pending or, to its knowledge, threatened with respect to it. Except as disclosed on Schedule "K" it is a not party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To its knowledge, none of its employees, nor any consultant with whom it has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, it because of the nature of the business to be conducted by it; and to its knowledge the continued employment by it of its present employees, and the performance of its contracts with its independent contractors, will not result in any such violation. It is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency that would interfere with their duties to it. It has not received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with it, none of its employees has been granted the right to continued employment by it or to any material compensation following termination of employment with it. Except as set forth on Schedule "K" it is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with it, nor does it have a present intention to terminate the employment of any officer, key employee or group of employees.

                  (o) Compliance with Laws; Permits. It is not in violation of any applicable corporate governance law or any - other regulatory guidance of the SEC or any by-law or rule of the Principal Market or any other applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any Ancillary Agreement and the issuance of any of the Securities, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing Date, as will be filed in a timely manner. It has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (p) Environmental and Safety Laws. It is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on Schedule "L", no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by it or, to its knowledge, by any other Person on any property owned, leased or used by it. For the purposes of the preceding sentence, "Hazardous Materials" shall mean:

                         (i) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, provincial, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; and

                         (ii)   any  petroleum   products  (other  than  in  the
                                ordinary   course  of   business)   or   nuclear
                                materials.

                  (q) Full Disclosure. It has provided Laurus with all information requested by Laurus in connection with Laurus' decision to enter into this Agreement. Neither this Agreement, the Ancillary Agreements nor the exhibits and schedules hereto and thereto nor any other document delivered by it to Laurus or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to Laurus by it were based on its experience in the industry and on assumptions of fact and opinion as to future events which it, at the date of the issuance of such projections or estimates, believed to be reasonable.

                  (r) Insurance. It has general commercial, product liability, fire and casualty insurance policies with coverages which it believes are customary for companies similarly situated to it in the same or similar business.

                  (s) Patriot Act. It certifies that, to the best of its knowledge, it has not been designated, nor is or shall be owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. It hereby acknowledges that Laurus seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, it hereby represents, warrants and covenants that: (i) none of the cash or property that it will pay or will contribute to Laurus has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by it to Laurus, to the extent that they are within its control shall cause Laurus to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, or the Canadian Proceeds of Crime (Money Laundering) and Terrorist Financing Act. It shall promptly notify Laurus if any of these representations, warranties and covenants ceases to be true and accurate regarding it. It shall provide Laurus with any additional information regarding it thereof that Laurus deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. It understands and agrees that if at any time it is discovered that any of the foregoing representations, warranties and covenants are incorrect, or if otherwise required by applicable law or regulation related to money laundering or similar activities, Laurus may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of Laurus' investment in it. It further understands that Laurus may release confidential information about it and, if applicable, any underlying beneficial owners, to proper authorities if Laurus, in its sole discretion, determines that it is in the best interests of Laurus in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

                  (t) Company Name; Locations of Offices, Records and Collateral. Schedule "M" sets forth its complete name as it appears in official filings in the state or province of its organization, as the case may be, the type of entity it is, the organizational identification number issued by its state or province of organization, as the case may be, or a statement that no such number has been issued, its state or province of organization, and the location of its chief executive office, corporate offices, warehouses, other locations of Collateral and locations where records with respect to Collateral are kept (including in each case the county of such locations) and, except as set forth in such Schedule "M", such locations have not changed during the preceding twelve months. As of the Closing Date, during the prior five years, except as set forth in Schedule "M", it has not been known as or conducted business in any other name (including trade names). It has only one province or state of organization, as applicable.

                  (u) It does not maintain or contribute to any Canadian Pension Plan.

19.      Company's Representations and Warranties

         The Company hereby represents and warrants to Laurus as follows:

                  (a) Registration Rights and Voting Rights. Except as set forth on Schedule "N" as disclosed in any Exchange Act Filing and as contemplated under the Registration Rights Agreement, it is not presently under any obligation, and it has not granted any rights, to register or otherwise qualify for distribution to the public any of its presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on Schedule "N" and except as disclosed in Exchange Act Filings, to its knowledge, none of its stockholders has entered into any agreement with respect to its voting of equity securities.

                  (b) Valid Offering. Upon the applicable registration being declared effective by the SEC, assuming the accuracy of the representations and warranties of Laurus contained in this Agreement, the offer and issuance of the Securities will be exempt from the prospectus and registration requirements of the Securities Act of 1933, as amended (the "U.S. Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

                  (c) SEC Reports and Financial Statements. Except as set forth on Schedule "O", it has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act. The Company has furnished Laurus with copies of: (i) its annual report for its fiscal year ended December 31, 2006, (ii) its interim financial statements for the quarter ended March 31, 2006 and (iii) the material change reports which it has filed during its fiscal year to date (collectively, the "SEC Reports"). Except as set forth on Schedule "O", each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports , nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial condition, the results of operations and cash flows of the Company, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

                  (d) Quotation. The Company's Common Stock is quoted on the Principal Market and satisfies all requirements for the continuation of such listing, and the Company shall do all things necessary for the continuation of such listing. The Company has not received any notice that its Common Stock will be delisted from the Principal Market or that its Common Stock does not meet all requirements for such listing.

                  (e) Stop Transfer. The Securities are subject to restrictions on transfer as of the date of this Agreement. It will not issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities become freely tradeable or an exemption from the prospectus registration or equivalent requirements of applicable securities laws in respect of such sale or delivery is available, except as required by applicable securities laws.

                  (f) Dilution. Subject to any maximum conversion or restrictions contained in this Agreement or in any Ancillary Agreement specifically acknowledges that the Company's obligation to issue the shares of Common Stock upon exercise of the Warrant is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

20.      Covenants.

         The Company and each Eligible Subsidiary (where applicable) covenants and agrees with Laurus as follows:

                  (a)    Use of Funds.  It shall use the  proceeds  of the Loans
                         solely  for  the  purpose  of  funding   the   Eligible
                         Mortgages.

                  (b) Taxes. It shall promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon it income, profits, property or business, as the case may be; provided, however, that any such tax, assessment, charge or levy need not be paid currently if (i) the validity thereof shall currently and diligently be contested in good faith by appropriate proceedings, (ii) such tax, assessment, charge or levy shall have no effect on the Lien priority of Laurus in the Collateral, and (iii) if it shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP; and provided, further, that it shall pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

                  (c) Insurance. It shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. It shall keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as it; it shall maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which it thereof reasonably believes is customary for companies in similar business similarly situated as it and to the extent available on commercially reasonable terms. The Company and the Eligible Subsidiaries will cause Laurus to be named as first loss payee or additional insured on all of the policies of insurance relating to the assets pledged to Laurus as security for its obligations hereunder and under the Ancillary Agreements, other than policies of insurance directly related to real property. At its own cost and expense in amounts and with carriers reasonably acceptable to Laurus, it shall (i) keep all their insurable properties and properties in which they have an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to it including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to it insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to its assets or funds either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker's compensation or similar insurance as may be required under the laws of any province or jurisdiction in which it is engaged in business; and
                         (v) furnish Laurus with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, (y) excepting its workers' compensation policy, endorsements to such policies naming Laurus as "co-insured" or "additional insured" and appropriate loss payable endorsements in form and substance satisfactory to Laurus, naming Laurus as lenders loss payee, and (z) evidence that as to Laurus the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company and/or any Eligible Subsidiary and the insurer will provide Laurus with at least thirty (30) days notice prior to cancellation. It shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to Laurus and not to the Company and/or the Eligible Subsidiaries, as applicable, and Laurus jointly. If any insurance losses are paid by check, draft or other instrument payable to the Company and/and Laurus jointly, Laurus may endorse, as applicable, the Company's and/or the Eligible Subsidiaries' name thereon and do such other things as Laurus may deem advisable to reduce the same to cash. Laurus is hereby authorized to adjust and compromise claims. All loss recoveries received by Laurus upon any such insurance may be applied to the Obligations, in such order as Laurus in its sole discretion shall determine or shall otherwise be delivered to Company and/or the Eligible Subsidiaries, as applicable, for the benefit of the Company and/or the Eligible Subsidiaries, as applicable. Any surplus shall be paid by Laurus to Company and/or the Eligible Subsidiaries, as applicable, for the benefit of the Company and/or the Eligible Subsidiaries, as applicable, or applied as may be otherwise required by law. Any deficiency thereon shall be paid by Company and to Laurus, on demand.

                  (d) Intellectual Property. It shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

                  (e) Properties. It shall keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and it shall at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

                  (f) Confidentiality. It shall not disclose, and will not include in any public announcement, the name of Laurus, unless expressly agreed to by Laurus or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Notwithstanding the foregoing, the Company may disclose Laurus' identity and the terms of this Agreement to its current and prospective debt and equity financing sources.

                  (g) Required Approvals. It shall not without the prior written consent of Laurus, which consent shall not be unreasonably withheld (i) sell or assign any of the Mortgages; (ii) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt) whether secured or unsecured other than the Company's indebtedness to Laurus and as set forth on Schedule "P" attached hereto and made a part hereof; (iii) cancel any debt owing to it in excess of US$50,000 in the aggregate during any 12 month period; (iv) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except the endorsement of negotiable instruments by it for deposit or collection or similar transactions in the ordinary course of business; (v) directly or indirectly declare, pay or make any dividend or distribution on any class of its Stock or apply any of its funds, property or assets to the purchase, redemption or other retirement of any of its or its Stock outstanding on the date hereof, or issue any preferred stock; (vi) purchase or hold beneficially any Stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including any partnership or joint venture, except (x) travel advances, and (y) loans to its officers and employees not exceeding at any one time an aggregate of US$10,000; (vii) create or permit to exist any Subsidiary, unless such new Subsidiary is a wholly-owned Subsidiary and is designated by Laurus as either a co-borrower or guarantor hereunder and such Subsidiary shall have entered into all such documentation required by Laurus, including, without limitation, to grant to Laurus a first priority perfected security interest in substantially all of such Subsidiary's assets to secure the Obligations;
                         (viii) directly or indirectly, prepay any indebtedness (other than to Laurus and in the ordinary course of business), or repurchase, redeem, retire or otherwise acquire any indebtedness (other than to Laurus and in the ordinary course of business) except to make scheduled payments of principal and interest thereof;
                         (ix) enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a portion of the assets or Stock of any Person or permit any other Person to consolidate with or merge with it, unless (1) the Company or any of the Eligible Subsidiaries is the surviving entity of such merger or consolidation, (2) no Event of Default shall exist immediately prior to and after giving effect to such merger or consolidation, (3) the Company and/or the Eligible Subsidiaries shall have provided Laurus copies of all documentation relating to such merger or consolidation and (4) the Company and/or the Eligible Subsidiaries shall have provided Laurus with at least thirty (30) days' prior written notice of such merger or consolidation; (x) materially change the nature of the business in which it is presently engaged; (xi) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict its right to perform the provisions of this Agreement or any of the Ancillary Agreements; (xii) change its fiscal year or make any changes in accounting treatment and reporting practices without prior written notice to Laurus except as required by GAAP or in the tax reporting treatment or except as required by law; (xiii) enter into any transaction with any employee, director or Affiliate, except in the ordinary course on arms-length terms; or
                         (xiv) bill Accounts under any name except the present name of the Company and the Eligible Subsidiaries, (xv) sell, lease, transfer or otherwise dispose of any of its properties or assets, or any of the properties or assets of its Subsidiaries, except for (1) sales, leases, transfer or dispositions by the Company to any Eligible Subsidiary, (2) the sale of Inventory in the ordinary course of business and (3) the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out Equipment and only to the extent that (x) the proceeds of any such disposition are used to acquire replacement Equipment which is subject to Laurus' first priority security interest or are used to repay Loans or to pay general corporate expenses, or (y) following the occurrence of an Event of Default which continues to exist, the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations.

                  (h) Opinion. On the Closing Date, it shall deliver to Laurus an opinion with respect to, inter alia (i) corporate authority, execution and delivery (ii)
                         enforceability of this Agreement and the Ancillary Agreements and (iii) enforceability of the Sample Closing Documents, the Beneficial Assignment and the Acknowledgement and Direction, acceptable to Laurus from the Company's legal counsel. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the exercise of the Warrant.

                  (i) Legal Name, etc. It shall not, without providing Laurus with 30 days prior written notice, change (i) its name as it appears in the official filings in the jurisdiction  of its  organization,  (ii)  the  type of
                         legal entity it is, (iii) its organization identification number, if any, issued by its province of organization, (iv) its jurisdiction of organization, or (v) amend its certificate of incorporation, by-laws or other organizational document.

                  (j) Compliance with Laws. The operation of its business is and shall continue to be in compliance in all material respects with all applicable federal, provincial, state and local laws, rules and ordinances, including to all laws, rules, regulations and orders relating to taxes, payment and withholding of payroll taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health and safety and environmental matters.

                  (k)    Notices. It shall promptly inform Laurus in writing of:
                         (i) the commencement of all proceedings and investigations by or before and/or the receipt of any notices from, any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any way concerning any event which could reasonably be expected to have singly or in the aggregate, a Material Adverse Effect; (ii) any change which has had, or could reasonably be expected to have, a Material Adverse Effect; (iii) any Event of Default which is continuing, or any Default; and (iv) any default or any event which with the passage of time or giving of notice or both would constitute a default under any agreement for the payment of money to which it is a party or by which it or any of its properties may be bound the breach of which would have a Material Adverse Effect.

21.      Company's Covenants

         The Company hereby covenants to Laurus as follows:

                  (a) Cease Trade Orders. It shall advise Laurus promptly after it receives notice of issuance by the SEC or any other regulatory authority of any cease trade order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

                  (b) Listing. It shall promptly secure, but no later than one hundred and twenty calendar days immediately following the Filing Date (as defined in the Registration Rights Agreement) the listing or quotation, as applicable, of the shares of Common Stock issuable upon exercise of the Warrants on the Principal Market upon which shares of Common Stock are listed or quoted, as applicable (subject to notice of issuance) and shall maintain such listing or quotation, as applicable, so long as any other shares of Common Stock shall be so listed or quoted. The Company shall maintain the quotation of its Common Stock on the Principal Market, and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") of such exchange.

                  (c) Market Regulations. It shall notify the SEC, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to Laurus and promptly provide copies thereof to Laurus. (d) Reporting Requirements. It shall timely file with the SEC all reports required to be filed pursuant to the US Securities Act and refrain from terminating its status as an issuer required by the US Securities Act to file reports thereunder even if the US Securities Act or the rules or regulations thereunder would permit such termination.

                  (e) Reissuance of Securities. The Company shall reissue certificates representing the Securities without the legends set forth in Section 49 below at such time as the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(d) or 144(k) of the

                         U.S. Securities Act, as applicable. The Company agrees to cooperate with Laurus in connection with all resales pursuant to Rule 144(d) or Rule 144(k) and provide legal opinions necessary to allow such resales provided, the Company and its counsel receive reasonably requested representations from Laurus and broker, if any.

                  (f) Offering Restrictions. Except as previously disclosed in the SEC Reports or in the Exchange Act Filings or pursuant to stock or stock options granted to employees or directors of the Company, neither the Company nor any of its Subsidiaries will, prior to the full repayment of the Secured Revolving Note (together with all accrued and unpaid interest thereon and other amounts accrued, deemed payable or owing thereunder),
                         (i) issue or enter into any agreement to issue any freely tradeable securities with exercise or conversion rates or pricing terms subject to downward adjustment from time to time following issuance upon a decline in the market price of the Company's Common Shares; and
                         (ii) issue or enter into any agreement to issue any freely tradeable securities with exercise or conversion rates or pricing terms corresponding or otherwise determined with reference to the market price of the Company's Common Shares from time to time following issuance, (it being understood and agreed that a security which could, by exercise or conversion, by prospectus qualification or otherwise, become freely tradeable will be considered a freely tradeable security for the purposes hereof).

                  (g) Authorization and Reservation of Shares. The Company shall at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the Warrant in full.

                  (h)    Financing Right of First Refusal.

                         (i) It hereby grants to Laurus a right of first refusal to provide any Additional Financing (as defined below) to be issued by the Company (the "Additional Financing Parties"), subject to the following terms and conditions. From and after the date hereof, prior to the incurrence of any additional indebtedness and/or the sale or issuance of any equity interests of the Additional Financing Parties (an "Additional Financing"), Company shall notify Laurus of such Additional Financing. In connection therewith, Company shall submit a fully executed term sheet (a "Proposed Term Sheet") to Laurus setting forth the terms, conditions and pricing of any such Additional Financing (such financing to be negotiated on "arm's length" terms and the terms thereof to be negotiated in good faith) proposed to be entered into by the Additional Financing Parties. Laurus shall have the right, but not the obligation, to deliver to Company its own proposed term sheet (the "Laurus Term Sheet") setting forth the terms and conditions upon which Laurus would be willing to provide such Additional Financing to the Additional Financing Parties. The Laurus Term Sheet shall contain terms no less favourable to the Additional Financing Parties than those outlined in Proposed Term Sheet. Laurus shall deliver to Company the Laurus Term Sheet within ten Business Days of receipt of each such Proposed

                                Term Sheet. If the provisions of the Laurus Term Sheet are at least as favourable to the
                                Additional Financing Parties as the provisions of the Proposed Term Sheet, the Additional Financing Parties shall enter into and consummate the Additional Financing transaction outlined in the Laurus Term Sheet.

                         (ii) It shall not agree, directly or indirectly, to any restriction with any Person which limits the ability of Laurus to consummate an Additional Financing with it.

22.      Further Assurances.
         -------------------

         At any time and from time to time, upon the written request of Laurus and at the sole expense of Company, each of the Company and the Eligible
Subsidiaries shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Laurus may request (a) to obtain the full benefits of this Agreement and the Ancillary
Agreements, (b) to protect, preserve and maintain Laurus' rights in the Collateral and under this Agreement or any Ancillary Agreement, and/or (c) to enable Laurus to exercise all or any of the rights and powers herein granted or any Ancillary Agreement.

23.      Representations, Warranties and Covenants of Laurus.
         ----------------------------------------------------

         Laurus hereby represents, warrants and covenants to the Company as follows:

                  (a) Requisite Power and Authority. Laurus has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Ancillary Agreements and to carry out their provisions. All corporate action on Laurus' part required for the lawful execution and delivery of this Agreement and the Ancillary Agreements have been or will be effectively taken prior to the Closing Date. Upon their execution and delivery, this Agreement and the Ancillary Agreements shall be valid and binding obligations of Laurus, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

                  (b)    Investment Representations and Covenants.
                         -----------------------------------------

                         (i) Laurus is resident in the jurisdiction of the Cayman Islands.

                         (ii) Laurus is acquiring the Securities for investment only and not with a view to resale or distribution in violation of any securities laws.

                         (iii) Laurus is not a party to, and is not acting in concert with a person who is party to: (A) an agreement to transfer Laurus' legal or beneficial interest in the Securities; or (B) an agreement to grant a participating interest in the Securities.

                         (iv) As the Securities purchased hereunder are subject to resale restrictions under the US Securities Act, Laurus shall comply with all securities laws concerning any resale of the Securities purchased hereunder and shall consult with his, her or its own legal advisors with respect to such compliance.

                         (v) If required by applicable securities laws, Laurus will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issuance of the Securities as may be required.

                         (vi) Laurus is purchasing the Securities as principal for its own account and not as a nominee or agent.

                         (vii) Laurus is an accredited investor within the meaning of Regulation D under the US Securities Act.

                         (viii) Laurus understands that the Securities are being
                                offered and sold pursuant to an exemption from registration contained in the US Securities Act based in part upon Laurus' representations contained in this Agreement, including, without limitation, that Laurus is an "accredited investor" within the meaning of Regulation D under the US Securities Act.

                         (ix) Laurus confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Secured Revolving Note and the Warrant to be purchased by it under this Agreement and the Warrant Shares acquired by it upon the exercise of the Warrant. Laurus further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company's and its Subsidiaries' business, management and financial affairs and the terms and conditions of this Agreement, the Secured Revolving Note, the Warrant and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Laurus or to which Laurus had access.

                         (x) Laurus understands that the Securities have not been and will not be registered under the US Securities Act or any applicable state securities laws and that the sale contemplated hereby is being made in reliance on an exemption from registration therefrom.

                         (xi) Laurus acknowledges that Laurus has not purchased the Securities as a result of any general solicitation or general advertising (as those terms are used in Regulation D), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television or other forms of telecommunication, including electronic display (such as the Internet), or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

                         (xii) Laurus has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Laurus must bear the economic risk of this investment until the Securities are sold.

                         (xiii) By  reason  of  its,  or  of  its   management's
                                business and financial experience, Laurus has the capacity to evaluate the merits and risks of its investment in the Secured Revolving Note, the Warrant, and the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements.

                         (xiv) In the event that Laurus becomes an "insider" or "control person" of the Company (within the meaning of applicable securities laws) or in the event that a nominee of Laurus becomes a director or officer of the Company or any of its Subsidiaries, Laurus shall notify the Principal Market thereof and shall file with the Principal Market any personal information forms required by reason thereof.

                  (c) Shorting. Neither Laurus nor any of its Affiliates or investment partners has, will, or will cause any Person, to directly engage in "short sales" of the Company's Common Stock as long as the Secured Revolving Note shall be outstanding.

                  (d) Patriot Act. Laurus certifies that, to the best of Laurus' knowledge, Laurus has not been designated, and is not owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. Laurus seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, Laurus hereby represents, warrants and covenants that: (i) none of the cash or property that Laurus will use to make the Loans has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no disbursement by Laurus to the Company to the extent within Laurus' control, shall cause Laurus to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 or the Canadian Proceeds of Crime (Money Laundering and Terrorist Financing Act. Laurus shall promptly notify the Company if any of these representations ceases to be true and accurate regarding Laurus. Laurus agrees to provide the Company any additional information regarding Laurus that the Company deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. Laurus understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, Laurus may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of Laurus' investment in the Company. Laurus further understands that the Company may release information about Laurus and, if applicable, any underlying beneficial owners, to proper authorities if the Company, in its sole discretion, determines that it is in the best interests of the Company in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

24.      Power of Attorney.
         ------------------

         In the event of an Event of Default which is continuing, each of the Company and the Eligible Subsidiaries hereby appoints Laurus, or any other Person whom Laurus may designate as the Company's and the Eligible Subsidiary's attorney, with power to: (i) endorse the Company's and/or the Eligible Subsidiary's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Laurus' possession; (ii) sign the Company's and/or the Eligible Subsidiary's name on any invoice or statement of account relating to any Eligible Mortgage, schedules and assignments of Eligible Mortgages, notices of assignment, financing statements and other public records, and notices to or from Consumer Borrowers; (iii) verify the validity, amount or any other matter relating to any Account by mail, telephone, telegraph or otherwise with Consumer Borrowers; (iv) do all things necessary to carry out this Agreement, any Ancillary Agreement and all related documents; and (v) on or after the occurrence and during the continuation of an Event of Default, notify the post office authorities to change the address for delivery of the Company's and/or the Eligible Subsidiary's mail to an address designated by Laurus, and to receive, open and dispose of all mail addressed to the Company and/or the Eligible Subsidiary. The Company and the Eligible Subsidiary hereby ratifies and approves all acts of the attorney. Neither Laurus, nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for gross negligence or wilful misconduct. This power, being coupled with an interest, is irrevocable so long as Laurus has a security interest and until the Obligations have been fully satisfied.

25.      Term of Agreement.
         ------------------

         Laurus' agreement to make Loans and extend financial accommodations under and in accordance with the terms of this Agreement or any Ancillary Agreement shall continue in full force and effect until the expiration of the Term. At Laurus' election following the occurrence of an Event of Default which is continuing, Laurus may terminate this Agreement. The termination of the Agreement shall not affect any of Laurus' rights hereunder or any Ancillary
Agreement and the provisions hereof and thereof shall continue to be fully operative until all transactions entered into, rights or interests created and the Obligations have been irrevocably disposed of, concluded or liquidated. Notwithstanding the foregoing, Laurus shall release its security interests at any time after thirty (30) days notice upon irrevocable payment to it of all Obligations if the Company shall have provided Laurus with an executed release of any and all claims which the Company may have or thereafter have under this Agreement and all Ancillary Agreements.

26.      Termination of Lien.
         --------------------

         The Liens and rights granted to Laurus hereunder and any Ancillary Agreements and the financing statements filed in connection herewith or therewith shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that the Company's account may from time to time be temporarily in a zero or credit position, until all of the Obligations have been paid or performed in full after the termination of this Agreement. Laurus shall not be required to send termination statements to the Company, or to file them with any filing office, unless and until this Agreement and the Ancillary Agreements shall have been terminated in accordance with their terms and all Obligations indefeasibly paid in full in immediately available funds.

27.      Discharge
         ---------

         Upon the entire repayment of an Advance and the satisfaction of all Obligations of the Borrower and the Eligible Subsidiaries in connection with such Advance, Laurus shall execute and deliver a re-assignment of the Beneficial Assignment to the party so directed by Reliant Canada in the form attached hereto as Exhibit "L" (the "Re-Assignment").

28.      Events of Default.
         ------------------

         The occurrence of any of the following shall constitute an "Event of Default":

                  (a) failure to make payment of any of the Obligations when required hereunder, and, in any such case, such failure shall continue for a period of three (3) days following the date upon which any such payment was due;

                  (b) failure by the Company or any of the Eligible Subsidiaries to pay any Material Taxes when due unless such Material Taxes are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been provided on the Company's or the Eligible Subsidiaries' books;

                  (c) failure to perform under, and/or committing any breach of, in any material respect, this Agreement, which failure or breach shall continue without remedy for a period of fifteen (15) days after the occurrence thereof;

                  (d) any representation, warranty or statement made by the Company and/or the Eligible Subsidiary hereunder, in any Ancillary Agreement, any certificate, statement or document delivered pursuant to the terms hereof, or in connection with the transactions contemplated by this Agreement should prove to be false or misleading in any material respect on the date as of which made or deemed made;

                  (e) the occurrence of any default (or similar term) under any indebtedness in the aggregate of US$50,000 beyond the period of grace, if any, provided in any instrument or agreement under which such indebtedness was created of the Company;

                  (f) attachments or levies in excess of US$100,000 in the aggregate are made upon the Company's and/or the Eligible Subsidiaries' assets or a judgment is rendered against the Company's and/or the Eligible Subsidiaries' property involving a liability of more than US$100,000 which shall not have been vacated, discharged, stayed or bonded within thirty (30) days from the entry thereof;

                  (g) any change in the Company's and/or the Eligible Subsidiaries' condition or affairs (financial or otherwise) which in Laurus' reasonable, good faith opinion, could reasonably be expected to have a Material Adverse Effect;

                  (h) any Lien created hereunder or under any Ancillary Agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest, as long as such invalidity or imperfection has not been caused by Laurus;

                  (i) the Company or any of its Subsidiaries shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the Canadian federal bankruptcy laws (as now or hereafter in effect) or the US federal bankruptcy laws, (as now or hereafter in effect) (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to without challenge within ten (10) days of the filing thereof, or failure to have dismissed within thirty
                         (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

                  (j) the Company and/or any of the Eligible Subsidiaries shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

                  (k) the Company and/or any of the Eligible Subsidiaries directly or indirectly sells, assigns, transfers, conveys, or suffers or permits to occur any sale, assignment, transfer or conveyance of any assets of the Company and/or the Eligible Subsidiary or any interest therein, except as permitted herein;

                  (l) the occurrence of a Change of Control with respect to the Company, unless Laurus has expressly consented to such Change of Control in writing.

                  (m) the indictment or threatened indictment of the Company and/or the Eligible Subsidiary or any executive officer of the Company and/or the Eligible Subsidiary under any criminal statute, or commencement or threatened commencement of criminal or civil proceeding against the Company and/or the Eligible Subsidiary or any executive officer of the Company and/or the Eligible Subsidiary pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any of the property of the Company;

                  (n) an Event of Default shall occur under and as defined in the Secured Revolving Note or in any other Ancillary Agreement;

                  (o) the Company and/or the Eligible Subsidiary shall breach any term or provision of any Ancillary Agreement to which it is a party, in any material respect which is not cured within any applicable cure or grace period provided in respect thereof (if any);

                  (p) the Company and/or the Eligible Subsidiary attempts to terminate or challenge the validity of this Agreement or any Ancillary Agreement, or any proceeding shall be brought to challenge the validity, binding effect of any Ancillary Agreement or any Ancillary Agreement ceases to be a valid, binding and enforceable obligation of the Company and/or the Eligible Subsidiary (to the extent such Persons are a party thereto);

                  (q) an SEC cease trade order or Principal Market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that the Company shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another Principal Market within sixty (60) days of such notice; or

                  (r) Servicer fails to securitize any Mortgage for an amount less than ninety-seven percent (97%) of the face value of the Mortgage;

                  (s)    Servicer fails to securitize any Mortgage  within three
                         (3) calendar months from the First Advance Date;

                  (t)    5% of the Mortgages are Delinquent Mortgages; or

                  (u)    The Delinquent Mortgages total $500,000 or more.

29.      Remedies.
         ---------

         Following the occurrence of an Event of Default which is continuing, Laurus shall have the right to demand repayment in full of all Obligations, whether or not otherwise due. Until all Obligations have been fully and indefeasibly satisfied, Laurus shall retain its Lien in all Collateral. Laurus shall have, in addition to all other rights provided herein and in each Ancillary Agreement, all of the rights and remedies of a secured creditor under the PPSA and the UCC, and any remedies as a secured creditor under any other applicable law, and all other legal and equitable rights to which Laurus may be entitled.

30.      Waivers.
         --------

         To the full extent permitted by applicable law, the Company and each Eligible Subsidiary hereby waives (a) presentment, demand and protest, and notice of presentment, dishonour, intent to accelerate, acceleration, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all of this Agreement and the Ancillary Agreements or any other notes, commercial paper, Accounts, contracts, Documents and guaranties at any time held by Laurus on which the Company and/or the Eligible Subsidiary may in any way be liable, and hereby ratifies and confirms whatever Laurus may do in this regard; (b) all rights to notice and a hearing prior to Laurus' taking possession or control of, or to Laurus' replevy, attachment or levy upon, any Collateral or any bond or security that might be required by any court prior to allowing Laurus to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. The Company and the Eligible Subsidiary acknowledge that it has been advised by counsel of its choices and decisions with respect to this Agreement, the Ancillary Agreements and the transactions evidenced hereby and thereby.

31.      Expenses.
         ---------

         The Company shall pay all of Laurus' reasonable and documented out-of-pocket costs and expenses, including reasonable fees and disbursements of in-house or outside counsel and appraisers, in connection with the preparation, execution and delivery of this Agreement and the Ancillary Agreements, and in connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to or connected with this Agreement or any Ancillary Agreement. The Company shall also pay all of Laurus' reasonable fees, charges, out-of-pocket costs and expenses, including fees and disbursements of counsel and appraisers, in connection with
(a) the preparation, execution and delivery of any waiver, any amendment thereto or consent proposed or executed in connection with the transactions contemplated by this Agreement or the Ancillary Agreements, (b) Laurus' obtaining performance of the Obligations under this Agreement and any Ancillary Agreements, including, but not limited to, the enforcement or defense of Laurus' security interests, assignments of rights and Liens hereunder as valid perfected security interests,
(c) any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of any Collateral, (d) any appraisals or reappraisals of any property (real or personal) pledged to Laurus by the Company as Collateral for, or any other Person as security for, the Obligations hereunder, (e) all costs associated with the Re-assignment and anything in relation to the Re-assignment, and (f) any consultations in connection with any of the foregoing. The Company shall also pay Laurus' customary bank charges for all bank services (including wire transfers) performed or caused to be performed by Laurus for the Company at the Company's request or in connection with the Company's loan account with Laurus. All such costs and expenses together with all filing, recording and search fees, taxes and interest payable by the Company to Laurus shall be payable on demand and shall be secured by the Collateral. If any tax by any Governmental Authority is or may be imposed on or as a result of any transaction between the Company and Laurus on the other hand, which Laurus is or may be required to withhold or pay, the Company indemnifies and holds Laurus harmless in respect of such taxes, and the Company will repay to Laurus the amount of any such taxes which shall be charged to the Company's account; and until the Company shall furnish Laurus with indemnity therefor (or supply Laurus with evidence satisfactory to it that due provision for the payment thereof has been made), Laurus may hold without interest any balance standing to the Company's credit and Laurus shall retain its Liens in any and all Collateral.

32.      Assignment By Laurus.
         ---------------------

         Laurus may assign any or all of the Obligations together with any or all of the security therefor to any Person, without restriction, and any such transferee shall succeed to all of Laurus' rights with respect thereto. Upon such transfer, Laurus shall be released from all responsibility for the Collateral to the extent same is assigned to any transferee. Laurus may from time to time sell or otherwise grant participations in any of the Obligations and the holder of any such participation shall, subject to the terms of any agreement between Laurus and such holder, be entitled to the same benefits as Laurus with respect to any security for the Obligations in which such holder is a participant. The Company agrees that each such holder may exercise any and all rights of banker's lien, set-off and counterclaim with respect to its participation in the Obligations as fully as though the Company were directly indebted to such holder in the amount of such participation.

33.      No Waiver; Cumulative Remedies.
         -------------------------------

         Failure by Laurus to exercise any right, remedy or option under this Agreement, any Ancillary Agreement or any supplement hereto or thereto or any other agreement between or among the Company and Laurus or delay by Laurus in exercising the same, will not operate as a waiver; no waiver by Laurus will be effective unless it is in writing and then only to the extent specifically stated. Laurus' rights and remedies under this Agreement and the Ancillary Agreements will be cumulative and not exclusive of any other right or remedy which Laurus may have.

34.      Application of Payments.
         ------------------------

         The Company irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by Laurus from or on the Company's behalf and the Company hereby irrevocably agrees that Laurus shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter against the Obligations hereunder in such reasonably appropriate manner as Laurus may deem advisable notwithstanding any entry by Laurus upon any of Laurus' books and records.

35.      Indemnity.
         ----------

         The Company hereby indemnifies and holds Laurus, and its respective affiliates, employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including legal fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement or any of the Ancillary Agreements or with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement, the Ancillary Agreements or any other documents or transactions contemplated by or referred to herein or therein and any actions or failures to act with respect to any of the foregoing, except to the extent that any such indemnified liability is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person's gross negligence or wilful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY COMPANY OR TO ANY OTHER PARTY OR TO ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR
CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

36.      Revival.
         --------

         The Company further agrees that to the extent the Company makes a payment or payments to Laurus, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state, provincial or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

37.      Notices.
         --------

         Any notice or request hereunder may be given to the Company or Laurus at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any officer of the party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) Business Days after the date when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed.

         Notices shall be provided as follows:

             If to Laurus:       Laurus Master Fund, Ltd.
                                 c/o Laurus Capital Management, LLC
                                 825 Third Avenue 14th Fl.
                                 New York, New York 10022
                                 Attention:        John E. Tucker, Esq.
                                 Telephone:        (212) 541-4434
                                 Telecopier:       (212) 541-5800

             With a copy to:     John E. Tucker, Esq.
                                 825 Third Avenue
                                 14th Floor
                                 New York, NY  10022
                                 Facsimile:        (212) 541-4434

             If to the Company:  Reliant Home Warranty Corporation
                                 350 Bay Street
                                 Suite 250
                                 Toronto, Ontario
                                 M5H 2S6
                                 Attention: Kevin Hamilton


or such other address as may be designated in writing hereafter in accordance with this Section 37 by such Person.

38.      Governing Law, Jurisdiction and Waiver of Jury Trial.
         -----------------------------------------------------

                  (a) THIS AGREEMENT AND THE ANCILLARY AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  (b) THE COMPANY AND EACH ELIGIBLE SUBSIDIARY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND/OR THE ELIGIBLE SUBSIDIARIES, ON THE ONE HAND, AND LAURUS, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS; PROVIDED, THAT LAURUS AND THE COMPANY AND EACH ELIGIBLE SUBSIDIARY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LAURUS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOUR OF LAURUS. THE COMPANY AND EACH ELIGIBLE SUBSIDIARY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY AND EACH ELIGIBLE SUBSIDIARY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY AND EACH ELIGIBLE SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO COMPANY AT THE ADDRESS SET FORTH IN SECTION 37 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

                  (c) THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO

                         WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LAURUS, AND/OR ANY COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

39.      Judgment Currency.
         ------------------

         If, for the purpose of obtaining or enforcing judgment against the Company in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this section referred to as the "Judgment Currency") an amount due under this Security Agreement in any currency (the "Obligation Currency") other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the business day immediately preceding (a) the date of actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or (b) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this section being hereinafter in this section referred to as the "Judgment Conversion Date").

         If, in the case of any proceeding in the court of any jurisdiction referred to in the preceding paragraph, there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt of the amount due in immediately available funds, the Company shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from the Company under this section shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Security Agreement.

40.      Limitation of Liability.
         ------------------------

         The Company acknowledges and understands that in order to assure repayment of the Obligations hereunder Laurus may be required to exercise any and all of Laurus' rights and remedies hereunder and agrees that, except as limited by applicable law, neither Laurus nor any of Laurus' agents shall be liable for acts taken or omissions made in connection herewith or therewith except for actual bad faith, gross negligence or wilful misconduct.

41.      Entire Understanding; Maximum Interest.
         ---------------------------------------

         This Agreement and the Ancillary Agreements contain the entire understanding among the Company and Laurus as to the subject matter hereof and thereof and any promises, representations, warranties or guarantees not herein contained shall have no force and effect unless in writing, signed by the Company's and Laurus' respective officers. Neither this Agreement, the Ancillary

Agreements, nor any portion or provisions thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Nothing contained in this Agreement, any Ancillary Agreement or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum rate permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to Laurus and thus refunded to the Company.

42.      Severability.
         -------------

         Wherever possible each provision of this Agreement or the Ancillary Agreements shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the Ancillary Agreements shall be prohibited by or invalid under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions thereof.

43.      Survival.
         ---------

         The representations, warranties, covenants and agreements made herein shall survive any investigation made by Laurus and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument. All indemnities set forth herein shall survive the execution, delivery and termination of this Agreement and the Ancillary Agreements and the making and repaying of the Obligations.

44.      Captions.
         ---------

         All captions are and shall be without substantive meaning or content of any kind whatsoever.

45.      Counterparts; Telecopier Signatures.
         ------------------------------------

         This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party via telecopier transmission shall be deemed to be any original signature hereto.

46.      Construction.
         -------------

         The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

47.      Publicity.
         ----------

         The Company hereby authorizes Laurus to make appropriate announcements of the financial arrangement entered into by and among the Company and Laurus, including, without limitation, announcements which are commonly known as tombstones, in such publications and to such selected parties as Laurus shall in its sole and absolute discretion deem appropriate, or as required by applicable law.

48.      Joinder.
         --------

         It is understood and agreed that any Person that desires to become a party hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of this Agreement or any Ancillary Agreement, shall become a party hereunder by (a) executing a Joinder Agreement in form and substance satisfactory to Laurus, (b) delivering supplements to such exhibits and annexes to this Agreement and the Ancillary Agreements as Laurus shall reasonably request, and (c) taking all actions as specified in this Agreement as would have been taken by the Company and the Eligible Subsidiaries had it been an original party to this Agreement, in each case with all documents required above to be delivered to Laurus and with all documents and actions required above to be taken to the reasonable satisfaction of Laurus.

49.      Legends.
         --------

                  (a) The Secured Revolving Note shall bear substantially the following legend:

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RELIANT HOME WARRANTY CORPORATION.

                  (b) The Warrants shall bear substantially the following legend:

                  THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RELIANT HOME WARRANTY CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                  [Balance of page intentionally left blank; signature page follows.]

         IN WITNESS WHEREOF, the parties have executed this Security and Purchase Agreement as of the date first written above.

                               RELIANT HOME WARRANTY CORPORATION
                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:
                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                               RELIANT HOME MORTGAGE CANADA INC.
                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                               LAURUS MASTER FUND, LTD
                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     Annex A
                                   Definitions
                                   -----------

 "Accountants" has the meaning given to such term in Section 17(a).

"Acknowledgement and Direction" has the meaning given to such term in Section 9(f).

"Advance" means a Loan made available to the Company by Laurus in accordance with Section 4 hereof and upon satisfaction of the conditions precedent set forth in Section 9 hereof;

"Advance Date" means a date upon which an Advance is made.

"Affiliate" means, with respect to any Person, (a) any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person or (b) any other Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or
(iii) of any Person described in clause (a) above. For the purposes of this definition, control of a Person shall mean the power (direct or indirect) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

"Ancillary  Agreements"  means the Secured  Revolving  Note,  the  Warrant,  the
Subsidiary Guarantee, the Hamilton Guarantee, the Security Documents, the Registration Rights Agreement, the Escrow Agreement, the First Advance Escrow Agreement, the Overadvance Side Letter, the Re-assignment, the Sample Closing Documents and all other agreements, instruments, documents, mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, trust agreements and guarantees whether heretofore, concurrently, or hereafter executed by or on behalf of the Company and/or the Eligible Subsidiary or any other Person or delivered to Laurus, relating to this Agreement or to the transactions contemplated by this Agreement or otherwise relating to the relationship between or among the Company and Laurus, as each of the same may be amended, supplemented, restated or otherwise modified from time to time.

"Applicable Laws" means all applicable federal, provincial and municipal laws, statutes, regulations, rules, by-laws (including zoning by-laws), policies and guidelines, and all applicable common law or equitable principles whether now or hereafter in force and effect.

"Articles" has the meaning given to such term in Section 18(c)(iv).

"Balance Sheet Date" has the meaning given to such term in Section 18(f)(ii).

"Beneficial Assignment" has the meaning given to such term in Section 9(f).

"Books and Records" means all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, computer files, computer discs and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma), filings with Governmental Authorities and any and all records and instruments relating to the Collateral or otherwise necessary or helpful in the collection thereof or the realization thereupon.

"Bring Down Certificate" has the meaning given to such term in Section 9(d).

"Business Day" means a day on which Laurus is open for business and that is not a Saturday, a Sunday or other day on which banks are required or permitted to be closed in the State of New York.

"Canadian Pension Plan" means any plan, program or arrangement (other than the Canada Pension Plan or the Quebec Pension Plan) that is a pension plan for the purposes of any applicable pension benefits legislation or any tax laws of Canada or a province thereof, whether or not registered under any such laws, which is maintained or contributed to by, or to which there is or may be an obligation to contribute by, the Company in respect of any Person's employment in Canada with the Company.

"Capital Availability Amount" means US$25,000,000.

 "Change of Control" means any event or circumstance as a result of which (i) any "Person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act, as in effect on the date hereof), other than Laurus, is or becomes the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 35% or more on a fully diluted basis of the then outstanding voting equity interest of the Company (other than a "Person" or "group" that beneficially owns 35% or more of such outstanding voting equity interests of the Company on the date hereof), (ii) the board of directors of the Company shall cease to consist of a majority of the Company's board of directors on the date hereof (or directors appointed by a majority of the board of directors in effect immediately prior to such appointment), or
(iii) the Company or any of its Subsidiaries merges or consolidates with, or sells all or substantially all of its assets to, any other Person or entity.

"Closing Certificate" has the meaning given to such term in Section 9(b).

"Closing Date" means the date hereof on which the Company shall first receive proceeds of the Initial Overadvance.

"Collateral" means all of the Company's and each of its Subsidiaries' property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title or interests including all of the following property in which it now has or at any time in the future may acquire any right, title or interest:

                  (a)    all Inventory;

                  (b)    all Equipment;

                  (c)    all General Intangibles;

                  (d)    all Accounts;

                  (e) all Deposit Accounts, other bank accounts and all funds on deposit therein;

                  (f)    all Stock;

                  (g)    all Letter-of-Credit Rights;

                  (h)    all Books and Records;

                  (i)    all Intellectual Property;

                  (j) (i) all money, cash and cash equivalents, and (ii) all cash held as cash collateral to the extent not otherwise constituting Collateral, all other cash or property at any time on deposit with or held by Laurus for the account of the Company (whether for safekeeping, custody, pledge, transmission or otherwise);

                  (k) all products and Proceeds of all or any of the foregoing, tort claims and all claims, rights of action, and other rights to payment including (i) insurance claims against third parties for loss of, damage to, or destruction of, the foregoing Collateral and (ii) payments due or to become due under leases, rentals and hires of any or all of the foregoing and Proceeds payable under, or unearned premiums with respect to policies of insurance in whatever form;

                  (l)    all Mortgages; and

                  (m)    all Mortgage Loan Documents.

"Common Stock" means the shares of stock representing the Company common equity interests.

"Contract  Rate" has the  meaning  given to such term in the  Secured  Revolving
Note.

"Consumer Borrower" means the borrower under the Mortgage Loan and the owner of the Mortgage Property against which the Mortgage is registered.

"Default" means any act or event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

"Deposit Accounts" means all deposit accounts now or hereafter held in the name of any Person, including, without limitation, the Lockboxes.

"Disbursement Letter" means the disbursement letter dated as of the Closing Date among the Company and Laurus.

"Documents" means all documents of title, whether negotiable or non-negotiable, including, without limitation, all promissory notes, bills of exchange, drafts, cheques, warehouse receipts and bills of lading which now are or which may at any time in the future be owned by the Company and each of its Subsidiaries and all of the right, title and interest in any of the foregoing which the Company now or at any time in the future has or may have.

"Eligible Mortgage" means each Mortgage Loan granted by the Company or an Eligible Subsidiary which conforms to the following criteria: (a) the Mortgage Loan Documents are substantially in accordance with the Sample Closing Documents; (b) the Mortgage has been registered on title to the relevant Mortgage Property; (c) a Bring Down Certificate relating to the Mortgage Loan shall have been issued and delivered to Laurus; (d) a Closing Certificate in relation to the Mortgage Loan shall have been issued and delivered to Laurus; and (e) a Risk Management Certificate in relation to the Mortgage Loan shall have been issued and delivered to Laurus.

"Eligible Subsidiary" means Reliant Canada

"Encumbrances" means any security interest, mortgage, charge, debenture, pledge, hypothec, lien, assignment by way of security, hypothecation, statutory right of set-off or other encumbrance or adverse claim, including, without limitation, any agreement to give any of the foregoing and any conditional sale or other title retention agreement or similar financing arrangement.

"Equipment" means all corporeal movable property now owned or hereafter acquired by any Person, wherever located, including any and all machinery, apparatus, equipment, fittings, furniture, leasehold improvements, motor vehicles, fixed assets and other tangible movable property (other than Inventory) of every kind and description that may be now or hereafter used in such Person's operations or that are owned by such Person or in which such Person may have an interest, and all parts, accessories and accessions thereto and substitutions and replacements therefor.

"Escrow Agent" means Loeb & Loeb LLP;

"Event  of  Default"  means the  occurrence  of any of the  events  set forth in
Section 28.

"Escrow Agreement" means the escrow agreement dated as of the Closing Date among the Company, Laurus and the escrow agent referred to therein.

"Exchange Act" means the Securities Exchange Act of 1934, as amended;

"Exchange Act Filings" means the Company filings under the Securities Exchange Act of 1934;

"Financial Reporting Controls" has the meaning given to such term in Section 18(f)(iv).

"First  Advance  Date"  means the date upon which all  conditions  precedent  in
Section 9 and Section 10 hereof and in the Secured Revolving Note have been satisfied by the Company and the loans pursuant to the Secured Revolving Note have been advanced by Laurus to the Company.

"First Advance Disbursement Letter" means the disbursement letter dated as of the First Advance Date among the Company and Laurus

"First Advance Escrow Agreement" means the escrow agreement dated as of the First Advance Date among the Company, Laurus and the escrow agent referred to therein.

 "Fixtures" means all "fixtures" as such term is defined in the UCC, now owned or hereafter acquired by any Person.

"Formula Amount" has the meaning given such term in Section 4(a)(i).

"GAAP" means generally accepted accounting principles, practices and procedures in effect from time to time in the GAAP.

"General Intangibles" means all incorporeal movable property now owned or hereafter acquired by any Person including all right, title and interest that such Person may now or hereafter have therein (other than Accounts), including customer lists, Licenses, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, Software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including the Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments, rights to received dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and rights of indemnification.

"Goodwill" means all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements now owned or hereafter acquired by any Person.

"Governmental Authority" means any federal, provincial, municipal or other form of government or agency thereof and any body or authority exercising legislative, judicial, regulatory or administrative functions of or pertaining to government, including any courts.

"Hamilton Guarantee" means that certain personal guarantee dated as of the Closing Date made by Kevin Hamilton in favour of Laurus, as the same may be amended, restated, modified and/or supplemented from time to time.

"Intellectual  Property" means any and all patents,  trademarks,  service marks,
trade  names,   copyrights,   trade  secrets,   industrial  designs,   Licenses,
information and other proprietary rights and processes.

"Inventory" means all goods, wares and merchandise, property in stock and inventory now owned or hereafter acquired by any Person, wherever located, including all inventory, merchandise, goods and other movable property that are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Person's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

"Letter-of-Credit Rights" means letter-of-credit rights now owned or hereafter acquired by any Person, including rights to payment or performance under a letter of credit, whether or not such Person, as beneficiary, has demanded or is entitled to demand payment or performance.

"License" means any rights under any written agreement now or hereafter acquired by any Person to use any trademark, trademark registration, copyright, copyright registration or invention for which a patent is in existence or other license of rights or interests now held or hereafter acquired by any Person.

"Lien" means any mortgage, security deed, deed of trust, pledge, hypothec, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the law of any jurisdiction in which the Collateral is located.

"Loans" has the meaning given to such term in Section 4(a)(i) and shall include all other extensions of credit hereunder and under any Ancillary Agreement.

"Lockboxes" has the meaning given to such term in Section 13(a).

"Material Adverse Effect" means a material adverse effect on (a) the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company and the Eligible Subsidiary (taken individually and as a whole), (b) the Company's ability to pay or perform the Obligations in accordance with the terms hereof or any Ancillary Agreement, (c) the value of the Collateral, the Liens on the Collateral or the priority of any such Lien or
(d) the practical realization of the benefits of Laurus' rights and remedies under this Agreement and the Ancillary Agreements.

"Material Taxes" means taxes in excess of US$25,000 unless such amount is being bone fide disputed and a reserve is being held in regard to that amount.

"Mortgage" means the mortgage in the form attached hereto as Exhibit "M" given by the Consumer Borrower in favour of the Trustee securing the amount specified thereunder and registered against the Mortgaged Property of the Consumer Borrower.

"Mortgage Availability" means the amount of Loans against Eligible Mortgages that Laurus may from time to time make available to the Company to a maximum of ninety-eight percent (98%) of the net face amount of Eligible Mortgages.

"Mortgage Loan" means a loan given by Reliant Canada to the Consumer Borrower and includes the Mortgage and Mortgage Loan Documents and the indebtedness of the Consumer Borrower thereunder.

"Mortgage Loan Documents" means all documentation (other than the Mortgage) in connection with the Mortgage Loan and which are included in the Sample Closing Documents.

"Mortgaged Property" means the real property owned by the Consumer Borrower secured by the Mortgage.

 "Obligations" means all Loans, Advances, Overadvances, all advances, debts, liabilities, obligations, covenants and duties owing by the Company and Reliant Canada to Laurus (or any corporation that directly or indirectly controls or is controlled by or is under common control with Laurus) of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money or the performance or non-performance of any act), direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, whether existing by operation of law or otherwise now existing or hereafter arising including any debt, liability or obligation owing from the Company to others which Laurus may have obtained by assignment or otherwise and further including all interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding), charges or any other payments the Company is required to make by law or otherwise arising under or as a result of this Agreement, the Ancillary Agreements or otherwise, together with all reasonable expenses and reasonable attorneys' fees chargeable to the Company's accounts or incurred by Laurus in connection therewith.

"Overadvance  Side Letter" means the overadvance  side letter entered into as of
the  date  hereof  between  the  Company  and  Laurus   evidencing  the  Initial
Overadvance.

"Permitted Encumbrances" has the meaning given to in Section 11(c).

 "Permitted Liens" means (a) Liens of carriers, warehousemen, artisans, bailees, mechanics and materialmen incurred in the ordinary course of business securing sums not overdue; (b) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, relating to employees, securing sums (i) not overdue or (ii) being diligently contested in good faith provided that adequate reserves with respect thereto are maintained on the books of the Company in conformity with GAAP; (c) Liens in favour of Laurus; (d) Liens for taxes (i) not yet due or (ii) being diligently contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Company in conformity with GAAP; and which have no effect on the priority of Liens in favour of Laurus or the value of the assets in which Laurus has a Lien; (e) Purchase Money Liens securing Purchase Money Indebtedness to the extent permitted in this Agreement; and (f) Liens on any research and development tax credits;

"Person" means any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.

"Principal Market" means the NASD Over the Counter Bulletin Board, NASDAQ Capital Market, the NASDAQ National Market, the American Stock Exchange or the New York Stock Exchange;

"Proceeds" means the proceeds of sale, lease or disposition of any of the Collateral, including, without limitation: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Company or to an Eligible Subsidiary from time to time with respect to any Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to the Company or to an Eligible Subsidiary from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, governmental authority, bureau or agency (or any person acting under color of governmental authority); (c) any claim of the Company or an Eligible Subsidiary against third parties (i) for past, present or future infringement of any Intellectual Property or (ii) for past, present or future infringement or dilution of any trademark or trademark license or for injury to the goodwill associated with any trademark, trademark registration or trademark licensed under any trademark License; (d) any recoveries by the Company or by an Eligible Subsidiary against third parties with respect to any litigation or dispute concerning any Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions; and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

"Purchase Money Indebtedness" means (a) any indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset, including indebtedness under capitalized leases, (b) any indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (c) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

"Purchase Money Lien" means any Lien upon any fixed assets that secures the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures only such Purchase Money Indebtedness.

"Re-Assignment" has the meaning given to such term in Section 27.

 "Risk  Management  Certificate"  has the meaning  given to such term in Section
9(c).

"Sample Closing Documents" has the meaning given to such term in Section 11(v);

"SEC" means the Securities and Exchange Commission.

 "Secured Revolving Note" means the Secured Revolving Note issued by the Company in favour of Laurus in connection with the transactions contemplated hereby, as the same may be amended, supplemented, restated and/or otherwise modified from time to time.

"Securities" means the Warrant and the shares of Common Stock which may be issued upon exercise of such Warrant.

"Security Documents" means all security agreements, mortgages, cash collateral deposit letters, pledges and other agreements which are executed by the Company, the Eligible Subsidiary and/or their respective its Subsidiaries in favour of Laurus including, without limitation, the Security and Purchase Agreement, the Share Pledge Agreement and Beneficial Assignment.

"Servicer" means with respect to the securitization of the Mortgage Loans which servicer shall be Dundee Securities Company or such other servicer as consented to by Laurus in its sole discretion.

"Share Pledge Agreement" means that certain Share Pledge Agreement dated as of the Closing Date made by the Company in favour of Laurus, as the same may be amended, restated, modified and/or supplemented from time to time;

"Software" means all software now owned or hereafter acquired by any Person, including all computer programs and all supporting information provided in connection with a transaction related to any program.

"Stock" means all certificated and uncertificated shares, options, warrants, membership interests, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the OSC under the Securities Exchange Act of 1934)."

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"Subsidiary"  means,  with  respect to any Person,  (i) any other  Person  whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors or other governing body of such other Person, are owned, directly or indirectly, by such Person or (ii) any other Person in which such Person owns, directly or indirectly, more than 50% of the equity interests at such time.

"Subsidiary Guaranty" means that certain Subsidiary Guaranty dated as of the Closing Date made by the Eligible Subsidiaries in favour of Laurus, as the same may be amended, restated, modified and/or supplemented from time to time.

"Title Policy" has the meaning given to in Section 11(d).

"Trustee" means Computershare Trust Company of Canada

"Warrant" means that certain Common Stock Purchase Warrant dated as of the Closing Date made by the Company in favour of Laurus and each other warrant made by the Company in favour Laurus, as each of the same may be amended, restated, modified and/or supplemented from time to time.

"Warrant Shares" has the meaning given such term in Section 2(c).


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